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                                                                    Exhibit 10.1


                      AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDED AND RESTATED LOAN AGREEMENT is made and entered into as of the 22nd day of July, 1999, by and among RAILAMERICA, INC., a Delaware corporation ("RailAmerica"), KALYN/SIEBERT I, INCORPORATED, a Texas corporation ("Kalyn Corp."), RAILAMERICA INTERMODAL SERVICES, INC., a Delaware corporation ("Intermodal"), RAILAMERICA CARRIERS INC., a corporation organized under the laws of the Province of Ontario ("Carriers"), STEEL CITY CARRIERS INC., a corporation organized under the laws of the Province of Ontario ("Steel City"), SAGINAW VALLEY RAILWAY COMPANY, INC., a Delaware corporation ("Saginaw"), HURON AND EASTERN RAILWAY COMPANY, INC., a Michigan corporation ("Huron"), WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC., a Texas corporation ("West Texas"), PLAINVIEW TERMINAL COMPANY, a Texas corporation ("Plainview"), CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, a Delaware corporation ("Cascade"), OTTER TAIL VALLEY RAILROAD COMPANY, INC., a Minnesota corporation ("Otter Tail"), MINNESOTA NORTHERN RAILROAD, INC., a Delaware corporation ("Minnesota"), DELAWARE VALLEY RAILWAY COMPANY, INC., a Delaware corporation ("Delaware"), ST. CROIX VALLEY RAILROAD COMPANY, a Delaware corporation ("St. Croix"), E & N RAILWAY COMPANY
(1998) LTD., a corporation incorporated under the laws of British Columbia ("E&N"), 3025619 NOVA SCOTIA LIMITED ("Nova Scotia"), FLORIDA RAIL LINES, INC., a Delaware corporation ("Florida Rail"), SOUTH CENTRAL TENNESSEE RAILROAD CORPORATION, a Delaware corporation ("Tennessee"), KALYN/SIEBERT, L.P., a Texas limited partnership ("Kalyn"), and RL ACQUISITION CORP., a corporation organized under the Business Corporations Act (Alberta) ("RL"; RL, Kalyn, Tennessee, Florida Rail, Nova Scotia, E&N, St. Croix, Delaware, Minnesota, Otter Tail, RailAmerica, Kalyn Corp., Intermodal, Carriers, Steel City, Saginaw, Huron, West Texas, Plainview and Cascade hereinafter individually and collectively referred to as "Initial Borrower" or "Initial Borrowers"), NATIONAL BANK OF CANADA, a Canadian Chartered Bank, as agent (the "Agent"), and in its capacity as a lender ("NBC"), and each other financial institution executing and delivering a signature page hereto (NBC and each such financial institution are hereinafter individually and collectively referred to as "Initial Lender" or "Initial Lenders").

                              W I T N E S S E T H:

         WHEREAS, RailAmerica (the sole owner, directly or indirectly, of all of the shares of stock of the other Initial Borrowers, such that each other Initial Borrower is owned by RailAmerica or by a Subsidiary Corporation (as hereinafter defined)), on behalf of itself and on behalf of the Initial Borrowers, desires to obtain extensions of credit of up to One Hundred Twenty Five Million and 00/100 Dollars ($125,000,000.00) (the "Initial Loan" or the "Initial Loans") from the Lenders in order to (i) refinance an existing Eighty-Five Million and 00/100 Dollar ($85,000,000.00) line of credit/term loan facility currently outstanding and due and owing by certain of the Initial Borrowers to NBC, COMERICA BANK, a Michigan banking corporation ("Comerica"), SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association ("SouthTrust"), BANKATLANTIC, a Federal Savings Bank


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("BankAtlantic"), and CITIZENS BUSINESS CREDIT, a division of Citizens Leasing
Corporation ("Citizens"), (ii) support short term working capital requirements of the Borrowers, and, (iii) provide for the financing of future acquisitions by one or more of the Borrowers or by an entity owned by or affiliated with one or more of the Borrowers (hereinafter referred to as an "Affiliate") of transportation related businesses, said acquisitions to be subject to review by Lender, and, in the case of acquisitions requiring Acquisition Advances (as hereinafter defined) in excess of Five Million and 00/100 Dollars ($5,000,000.00) to be subject to the consent of the Majority Lenders (as hereinafter defined), which consent shall not be unreasonably withheld; provided further that the assets acquired pursuant to an acquisition financed by Lenders shall be subject to a negative pledge, or in the event the pro-forma asset ratio coverage of the Borrowers immediately after the time of the Acquisition Advance does not meet the required Minimum Asset Ratio (as said term is defined herein) of not less than 1.4 to 1 (as more particularly described herein), pledged in favor of Agent, as agent, as security for the Loans; and

         WHEREAS, Lenders are willing to extend such credit to RailAmerica, for the benefit of RailAmerica and for the benefit of all of the Borrowers, of up to such amounts and upon the terms and conditions set forth herein; and

         WHEREAS, in connection with the existing Eighty Five Million and 00/100 Dollar ($85,000,000.00) line of credit/term loan facility currently outstanding and due and owing by certain of the Initial Borrowers to NBC, Comerica, SouthTrust, BankAtlantic and Citizens, certain of the Initial Borrowers (other than St. Croix, E&N, Nova Scotia, Florida Rail and Tennessee), the Agent (as Agent and as Lender) and Comerica entered into that certain Loan Agreement dated as of the 23rd day of May, 1997, as amended by First Amendment to Loan Agreement (with St. Croix joining in the agreement as a Borrower by virtue of St. Croix's execution of a Borrower Joinder Agreement and SouthTrust joining in the agreement as a Lender by virtue of SouthTrust's execution of a Lender Joinder Agreement) entered into by, between and among certain of the Initial Borrowers (other than E&N, Nova Scotia, Florida Rail and Tennessee), the Agent (as Agent and as Lender), Comerica as a Lender, and SouthTrust as a Lender, dated as of June 16, 1998, as amended by Second Amendment to Loan Agreement entered into by, between and among the parties to the First Amendment to Loan Agreement, dated as of July 1, 1998, as amended by Third Amendment to Loan Agreement entered into by, between and among the parties to the First Amendment to Loan Agreement and Second Amendment to Loan Agreement, dated as of January 7, 1999, as further amended and restated by that certain Amended and Restated Loan Agreement entered into by, between and among certain of the Initial Borrowers, the Agent (as Agent and as Lender), Comerica, SouthTrust, BankAtlantic and Citizens, dated as of March 30, 1999 (collectively the "Original Loan Agreement"); and

         WHEREAS, the parties hereto wish to amend and restate the Original Loan Agreement in its entirety in accordance with the terms and provisions of and as provided herein.

         NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby


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acknowledged, and in consideration of the loans or extensions of credit heretofore now or hereafter made or to be made for the benefit of the Borrowers by the Lenders, the parties do hereby agree as follows:

                                   Article 1.
                            RECITALS AND DEFINITIONS

         1.1 Recitals. The foregoing recitals are acknowledged by the parties to be true and correct, and are incorporated herein by reference.

         1.2 Definitions. As used in this Agreement, the terms listed below shall have the following meanings:

                  (a) "Acquisition Advance": A disbursement by the Lenders of a portion of the Loan proceeds to finance future acquisitions by one or more of the Borrowers, or by a newly formed wholly owned subsidiary corporation of RailAmerica, of transportation related businesses in accordance with the terms and provisions of this Agreement.

                  (b) "Additional Borrowers": Entities owned by or affiliated with one or more of the Initial Borrowers, who become parties to this Agreement by executing a Borrower Joinder Agreement in the form attached hereto as Exhibit "A", who pledge assets acquired in connection with a Collateralized Acquisition Advance.

                  (c) "Additional Lenders": The lending institutions which become a party to this Agreement after the date hereof, either by (i) executing a Lender Joinder Agreement in the form attached hereto as Exhibit "B", pursuant to the provisions of Section 2.5 hereof, or by (ii) executing an Assignment and Acceptance.

                  (d) "Additional Loans": Loans made after the date hereof in accordance with the provisions of Section 2.5 hereof.

                  (e) "Additional Notes": Master Revolving/Term Promissory Notes in the form attached hereto as Exhibit "C" (with blanks appropriately filled herein) executed by the Borrowers in favor of a Lender.

                  (f) "Advance": A disbursement by the Lenders of a portion of the Loan proceeds to RailAmerica to be utilized by the Borrowers for the purposes set forth in Section 2.1 of this Agreement.

                  (g) "Agent": National Bank of Canada, a Canadian Chartered Bank, in its capacity as agent for the Lenders pursuant to Article 14, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article 14.

                  (h)  "Agreement" or "Loan Agreement":  This Loan Agreement.

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                  (i) "Assignment and Acceptance": An Assignment and Acceptance
in the form attached hereto as Exhibit "D" (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to the terms of Subsection 15.1(e) hereof.

                  (j) "Borrower" or "Borrowers": Individually and collectively, the Initial Borrowers and the Additional Borrowers.

                  (k) "Borrower's Counsel Opinion Letter": Collectively, a letter from Borrower's Florida counsel and Delaware counsel, a letter from Borrower's Texas counsel, a letter from Borrower's Michigan counsel, a letter from Borrower's Ontario counsel, a letter from Borrower's Washington counsel, a letter from Borrower's Minnesota counsel, a letter from Borrower's Pennsylvania counsel, a letter from Borrower's British Columbia counsel, a letter from Borrower's Nova Scotia counsel, a letter from Borrower's Tennessee counsel, and a letter from Borrowers' Surface Transportation Board counsel (if applicable), a letter from Borrower's Illinois counsel (when applicable), a letter from Borrower's Indiana counsel (when applicable), and a letter from Borrower's Alberta and Canadian counsel, together with letters from such Canadian Securities counsel as shall be required by the Lenders, in form and substance satisfactory to the Majority Lenders and Lenders' Counsel, opining as to certain matters concerning the Loans.

                  (l) "Business Days": Days upon which the Lenders are open for normal business.

                  (m) "Canadian Borrower": Any Borrower which is an entity formed under and governed by the laws of Canada.

                  (n) "Cascade Purchase Agreement": That certain Agreement for Sale of Certain Assets, Rights, and Obligations of Burlington Northern Railroad Company, a Delaware corporation ("BN"), to Cascade and Columbia River Railroad Company dated as of August 5, 1996.

                  (o) "Change Date": July 21, 2000, the date upon which the outstanding principal balances of the Loans shall convert from revolving lines of credit to term loans, as more fully set forth in the Notes.

                  (p) "Closing": The time of the execution and delivery of this Agreement by the Initial Borrowers, Agent and Initial Lenders.

                  (q) "Code": The Internal Revenue Code of 1986, as amended from time to time, and applicable Department of Treasury regulations thereunder.

                  (r) "Collateral Assignments": Collectively, Collateral Assignments of the Purchase Agreements in favor of Agent, as amended, restated and/or reaffirmed from time to time.

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                  (s) "Collateralized Acquisition Advance": An Acquisition
Advance effectuated under the Loan which does not meet the required Minimum Asset Ratio and therefore requires a pledge of the acquired assets in favor of Agent.

                  (t) "Commitment": (i) with respect to each Initial Lender, the obligation of such Lender to make a loan comprising part of the Loans in accordance with its Percentage obligation to effectuate a portion of each Advance and (ii) with respect to each Additional Lender, the obligation of such Lender to make a loan comprising part of the Loans in accordance with its Percentage obligation to effectuate a portion of each Advance.

                  (u) "CSX Purchase Agreement": That certain Purchase and Sale Agreement dated April 13, 1998, between Saginaw and CSX Transportation, Inc., a Virginia corporation (as the same may be amended from time to time).

                  (v) "Delaware Valley Purchase Agreement": Collectively, that certain Option to Purchase Agreement between Delaware and James Cornell dated November 15, 1996, and that certain Indemnification Agreement between Gettysburg Railroad Company and Sloan Cornell dated November 15, 1996 (as the same may be amended from time to time).

                  (w) "Discussion Letter": That certain discussion letter dated July 6,1999 by and between the Agent and RailAmerica.

                  (x) "Dollars" or "$": United States Dollars, except as specifically noted herein.

                  (y) "E & N Appraisal": A Value for Other Use appraisal (Esquimalt and Nanaimo Valuation Study for RailAmerica) prepared by Mainline Management Services, Inc. dated November 25, 1998.

                  (z) "E & N EPA Audit": That certain Phase One Environmental Site Assessment Report of the E & N Real Property prepared by Environmental Resources Management dated January 5, 1999, certified or to be certified to the Agent, the results of which must be satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (aa) "E & N Mortgage and Security Documents": A Form B Mortgage of Freehold and Assignment of Rents, a Form B Mortgage of Lease, a Form B Statutory Right-of-Way Mortgage and Assignment of Rents, a Collateral Assignment of Asset Purchase Agreement, an Assignment of VIA Agreement, an Assignment of Agreements (General), a General Security Agreement and Personal Property Security Act Financing Statements from E & N to the Agent and Lenders, some of the above having been modified by modification and/or amendment and/or reaffirmation agreements, which secure the Loan and which are a valid first lien encumbering E & N's fee simple and leasehold interests, as applicable, in the E & N Real Property, the E & N Railroad Trackage and all other property (real and personal, tangible and intangible) now owned or hereafter acquired by E & N.

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                  (bb) "E&N Purchase Agreement": That certain Asset Purchase
Agreement made the 17th day of December, 1998 between Canadian Pacific Railway Company and The Esquimalt and Nanaimo Railway Company, collectively as Vendor, and E&N as Purchaser, and RailAmerica as Covenantor, as amended by First Amendment to Asset Purchase Agreement and Escrow Letter dated as of the 31st day of December, 1998.

                  (cc) "E & N Railroad Trackage": All rails, tracks, trackage, track materials, ties and timber owned by E & N, whether now owned or hereafter acquired by it, including but not limited to (i) all rail and track owned by E & N, but not yet affixed to any real estate or incorporated within existing railroad lines, and (ii) all rail and track owned by E & N and affixed to real estate or incorporated within existing railroad lines, together with all fixtures, equipment, machinery, structures, buildings, tracks, rails, ties, switches, crossings, bridges, trestles, culverts, signals, crossing protection devices, loading platforms, pools, communication lines, power lines and appurtenances of every kind or nature, used or useful in connection with laying, maintaining and operating such rail and track, including without limitation all rails, tracks, trackage, track materials, ties and timber described and set forth on Exhibit "E" appended hereto and made a part hereof.

                  (dd) "E & N Real Property": Certain real property lying and being situate in the Province of British Columbia, as more particularly described in the E&N Mortgage Documents.

                  (ee) "Eligible Inventory": Borrowers' raw material and finished goods inventory, which inventory must be satisfactory to the Majority Lenders, provided that the Majority Lenders shall determine in their reasonable discretion which inventory shall be eligible for financing hereunder, provided however, that in connection with Canadian inventory which constitutes Eligible Inventory, the value of the same will be converted into U.S. Dollars for valuation purposes.

                  (ff) "Eligible Receivables": Only those accounts receivable which are accounts receivable of Borrowers arising out of sales of tangible personal property made by Borrowers or services provided by Borrowers in the ordinary course of their business which are no more than ninety (90) days old from the invoice date, according to the original terms of sale and provisions of the services, and the payment of which is not in dispute and in which the Agent has a first priority security interest. The Lenders may treat any receivable or any portion thereof, as ineligible: (i) if any warranty contained in this or any related agreement is breached with respect thereto; (ii) if the customer or account debtor has disputed liability or made any claim with respect to the receivable or the merchandise covered thereby or with respect to any other receivable due from said customer to a Borrower; (iii) if the customer or account debtor has filed a petition for bankruptcy or any other application for relief under the Bankruptcy Act (or similar statute in Canada), assigned for the benefit of creditors, or if any petition or any other application for relief under the Bankruptcy Act (or similar statute in Canada) has been filed against the said customer or account debtor, or if the customer or account debtor has failed, suspended business, become insolvent, or had or suffered a receiver or trustee to be appointed for any of its assets or affairs; (iv) if the customer or account debtor is located outside the United States, provided


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however, that Canadian receivables of Canadian Borrowers shall be included as
Eligible Receivables within the Borrowing Base, provided that Agent is able to obtain a perfected first priority security interest in said Canadian receivables, and provided further that the value of all Canadian receivables will be adjusted to U.S. Dollars for purposes of inclusion within the Borrowing Base; (v) if the receivable is offset, in whole or in part, by a credit due and owing from a Borrower to that account debtor, or if the receivable is due and owing from an account debtor who is also a creditor of a Borrower; (vi) if any portion of the receivable represents finance and service charges due and owing to a Borrower from said account debtor; (vii) if the receivable represents sums due and owing for work and/or services currently being rendered by a Borrower but not yet completed by Borrower; (viii) if the receivable is due and owing from an affiliate corporation or related entity of any Borrower; (ix) if the receivable represents a consignment sale or warranty work; (x) if the receivable represents a C.O.D. sale; (xi) if the receivable represents sums due and owing from an employee of any Borrower; (xii) if the receivable represents retainage due and owing to Borrower; (xiii) if the receivable represents the billing for inventory which has not been delivered to said account debtor; (xiv) if the receivable represents a Bill and Hold Invoice for items which have been billed and are not yet due and payable; (xv) if the receivable is a government receivable in which the Agent will not be able to perfect its lien under the Federal Assignment of Claims Act for any reason whatsoever; (xvi) if the receivable arises from a progress billing for work not yet completed and delivered to the customer; (xvii) the account debtor is located in the State of Minnesota or State of New Jersey and the applicable Borrower, as the owner of such receivable, has neither qualified as a foreign corporation to do business in such state nor filed a Notice of Business Activities report with the appropriate officials in such state for the then current year; or (xviii) if the Majority Lenders believe, in their credit judgement based on Lenders' sole discretion, that collection of such receivable is insecure or that it may not be paid by reason of financial inability to pay or otherwise or that such receivable is not suitable for use as collateral hereunder.

                  (gg) "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time.

                  (hh) "Event of Default": The occurrence of any one or more of the Events of Default described in Article 11 hereof.

                  (ii) "Facility Fee Letter": That certain letter agreement entered into by and between Agent and Initial Borrower dated as of even date herewith concerning the payment of certain fees due and payable in connection with the Loan.

                  (jj) "Financing Statements": Financing Statements from Borrowers to Agent to perfect Agent's security interest in the property described in the Collateral Assignments, Security Agreements and the Mortgage Documents.

                  (jj-b) "Florida EPA Audit": That certain Phase I Environmental Property Assessment dated April, 1998 and that certain Phase II Environmental Property Assessment Report dated May, 1998 of the Florida Real Property prepared by Nutting Environmental of


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Florida, Inc., certified to the Agent, the results of which must be satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (kk) "Florida Mortgage Documents": Collectively, a Mortgage Deed and Security Agreement, an Assignment of Rents, Leases and Deposits, and UCC-1 Financing Statements from Plainview to Agent, as amended by Mortgage Modification Agreements, as the same may be modified from time to time, which secures the Notes to the extent of Four Million One Hundred Seventy Eight Thousand Five Hundred Seventy One and 43/100 Dollars ($4,178,571.43) and are valid first liens on the Florida Real Property and the personal property associated therewith, together with all other documents associated therewith.

                  (ll) "Florida Real Property": Certain real property lying and being situate in Palm Beach County, Florida, owned by Plainview, as more particularly described in the Florida Mortgage Documents.

                  (mm) "Franchises": All franchises, sanctions, rights, licenses, privileges and operating agreements or authorities, third party agreements and interchange agreements, including without limitation agreement(s) (direct and indirect) between Borrowers or any of them and the State of Michigan Department of Transportation to operate over 153 miles of track, or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the State of Texas Department of Transportation to operate over 131 miles of track, or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the State of Washington Department of Transportation to operate over 131 miles of track, or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the State of Minnesota Department of Transportation to operate over 235 miles of tract, or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the State of Pennsylvania Department of Transportation to operate over 23 miles of track, or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the Province of British Columbia to operate over 181 miles of track or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the State of Tennessee Department of Transportation to operate over 50 miles of track or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and certain provinces in Canada to operate over 2,500 miles of track or thereabouts, and agreement(s) (direct and indirect) between Borrowers or any of them and the States of Illinois and Indiana to operate over 369 miles of track or thereabouts.

                  (nn) "Generally Accepted Accounting Principles" or "GAAP":
Those principles of accounting set forth in opinions of the Financial Accounting Standards Board of the American Institute of Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of any report required herein or as of the date of an application of such principles as required herein.

                  (oo) "Gettysburg EPA Audit": That certain Phase I Environmental Site Assessment report dated November 7, 1996, prepared by Superior Environmental Corp., certified

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to Agent, the results of which must be satisfactory to the Majority Lenders, in their sole and absolute discretion.

                  (pp) "Gettysburg Mortgage Documents": Collectively, Mortgage Deed and Security Agreements and Assignments of Rents, Leases and Deposits, as modified by Mortgage Modification Agreements, and as the same may be further amended from time to time, from Delaware to Agent, which partially secure the Notes to the extent of $1,250,000.00, and are valid first liens on the Gettysburg Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

                  (qq) "Gettysburg Real Estate Appraisal": That certain Gettysburg Railroad Development of Net Liquidation Value report dated December 14, 1995, prepared by Main Line Management Services, Inc.

                  (rr) "Gettysburg Real Property": Collectively, certain real property lying and being situate in Adams County and Cumberland County, Pennsylvania, as more particularly described in the Gettysburg Mortgage Documents.

                  (ss) "Governmental Authority": Any federal, state, province, county, municipal or other governmental department, commission, board, bureau, court, agency, or any instrumentality of any other governmental entity.

                  (tt) "Governmental Requirements": Any law, statute, code, ordinance, order, rule, regulation, judgment, decree, writ, injunction, franchise, permit, certificate, license, authorization, or other direction or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered or issued applicable to the Loan or to the Borrower.

                  (uu) "Huron and Eastern Real Property": Certain real property lying and being situate in Tuscola County, Michigan owned by Huron, more particularly described in the Michigan Mortgage Documents as described under Subsection (B) of Section 1.2(mmm) of this Agreement.

                  (vv) "Indebtedness": Collectively, all of the Borrowers' presently existing or hereafter created or assumed obligations to the Lenders, including without limitation, obligations for borrowed money, notes payable and drafts accepted representing extensions of credit (whether or not representing obligations for borrowed money), obligations representing the Loans and any modifications or renewals thereof, obligations representing indebtedness to the Lenders whether or not assumed, secured or unsecured, however and wherever incurred, acquired or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, joint or several or due or to become due, including without limitation all such obligations, liabilities and all indebtedness and obligations now or hereafter owed by each Borrower to Lenders, their affiliates, successors and/or assigns.

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                  (ww) "Initial Advance": The first Advance of the Loan
proceeds.

                  (xx) "Interest Period": A one (1) month period, three (3) month period or six (6) month period, as applicable, during which Borrowers have elected to have interest charged under the Notes based upon the Libor Rate.

                  (yy) "Issuing Lender": National Bank of Canada, a Canadian Chartered Bank, and any other Lender which issues Letters of Credit pursuant to the terms of Article 4 of this Agreement.

                  (zz) "Landlord's Waiver of Lien Agreement": Waiver Agreements from all Landlords where any Borrower leases business properties waiving the Landlord's lien at that location to the lien and effect of the Loans.

                  (aaa) "Leases": Leases for all locations where each Borrower leases property in connection with its business operations.

                  (bbb) "Lender" or "Lenders": Individually and collectively,
(i) at the time of execution of this Agreement, the Initial Lenders, and (ii) thereafter, the Initial Lenders and the Additional Lenders, and the respective successors and permitted assigns of the foregoing.

                  (ccc) "Letters of Credit": Trade Letters of Credit and/or Standby Letters of Credit issued by the Issuing Lender for the account of the Borrowers in favor of a person advancing credit or securing an obligation on behalf of the Borrowers, which Letters of Credit will be one hundred percent (100%) reserved and will reduce availability for borrowings under the Loans on a dollar-for-dollar basis in an amount equal to the face amount of the Letters of Credit outstanding at any time.

                  (ddd) "Libor Rate": The "Libor Rate" as defined in each of the Notes, which rate is not necessarily the best or lowest rate charged to borrowing customers of the Lenders.

                  (eee) "Loan" or "Loans": Collectively, the Initial Loans and the Additional Loans.

                  (fff) "Loan Account": Borrower's account on the books of the Agent in which Acquisition Advances and Advances will be recorded, as well as payments made on the Loan and other appropriate debits and credits as provided in this Agreement.

                  (ggg) "Loan Disbursement Account": The account established by Borrowers pursuant to Section 3.4 herein, maintained at any bank acceptable to the Majority Lenders.

                  (hhh) "Locomotive Appraisals": Those certain appraisals of locomotives prepared by Norman W. Seip & Associates, one (RailLink) being dated June 7, 1999, and one (TPW) being dated June 4, 1999, together with that certain (South Central Tennessee) appraisal of locomotives prepared by Stone Consulting and Design, Inc. dated April 5, 1999.

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                  (iii) "Machinery and Equipment": All machinery, equipment, furniture, fixtures, computer hardware and software, hand and power tools, trucks, trailers, forklifts, automobiles, heavy equipment, railroad equipment and other equipment, locomotives financed by Lenders, unimogs financed by Lenders, rolling stock financed by Lenders and other motor vehicles, trucks, trailers, machinery and equipment of all classes, together with all parts thereof and all accessions thereto, wherever located, now owned or hereafter acquired by any of the Borrowers. Notwithstanding the foregoing, locomotives and unimogs acquired under leases are specifically excluded from the Collateral, although specific units of the same may be added to the Collateral at a future date, if financed by Lenders and evidenced by the filing of financing statement amendments or new financing statements or filings with the Surface Transportation Board.

                  (jjj) "Majority Lenders": At any time, (A) with respect to non-monetary matters, decisions and approvals, the Lenders then holding Notes having principal balances aggregating not less than sixty-six and two-thirds percent (66.67%) of the principal balances of the Notes, and (B) with respect to monetary matters, decisions and approvals, all of the Lenders.

                  (kkk) "Maturity Date": July 22, 2002, upon which date the entire principal balance and accrued interest and all other applicable charges under the Loans shall become due and payable in full.

                  (lll) "Michigan EPA Audit": Copies of all existing Phase I and, if applicable, Phase II environmental audits and assessments, certified to Agent, and other reports and evidence of any remediation which has been effectuated to date with respect to the Michigan Real Property and the Huron and Eastern Real Property, together with any new environmental audits of the Michigan Real Property and the Huron and Eastern Real Property required by Agent, the results of which must be satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (mmm) "Michigan Mortgage Documents": Collectively, (A) (Railroad) Mortgage and Security Agreements and Assignments of Rents, Leases and Deposits, as modified by Receipts for Future Advance, Mortgage Modification and Spreader Agreements, as modified by Mortgage Modification Agreements, and as the same may be further amended from time to time, from Saginaw and Huron, as applicable, to Agent, which secure the Notes to the extent of $13,000,000.00 and are valid first liens on the Michigan Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith, and (B) a Mortgage and Security Agreement, as modified by Mortgage Modification Agreements, and as the same may be amended from time to time, from Huron to Agent, which secures the Notes to the extent of $440,000.00 and is a valid first lien on the Huron and Eastern Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

                  (nnn) "Michigan Real Property": Collectively, certain real property lying and being situate in Lapeer County, Michigan, Saginaw County, Michigan, and Tuscola County, Michigan owned by Saginaw, and, real property lying and being situate in Saginaw County, Michigan, Tuscola County, Michigan, Huron County, Michigan and Sanilac County, Michigan owned by Huron, as more particularly described in the Michigan Mortgage Documents as described under Subsection (A) of Section 1.2(mmm) of this Agreement.

                  (ooo) "Minimum Asset Ratio": The Borrowing Base divided by the total outstanding principal amount of the Loans.

                  (ppp) "Minnesota EPA Audit": That certain Property Assessments Minnesota Cluster Line Sale report prepared by Remediation Technologies, Inc., under RETEC Project No. 3-2649-100 dated October, 1996, and, if applicable, Phase I and Phase II environmental audits and assessments, certified to Agent, and other reports and evidence of any remediation which has been effectuated to date with respect to the Minnesota Real Property, together with any new environmental audits of the Minnesota Real Property required by the Agent, the results of which must be satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (qqq) "Minnesota Mortgage Documents": Collectively, a Mortgage, Security Agreement and Fixture Financing Statement and an Assignment of Rents, Leases and Deposits from Minnesota to Comerica, as assigned by Comerica to Agent, and as modified by an Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 to Mortgage, Security Agreement and Fixture Financing Statement and an Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 to Assignment of Rents, Leases and Deposits, and as the same may be further amended from time to time, which partially secure the Notes to the extent of $1,500,000.00, and are valid first liens on the Minnesota Real Property and the personal property associated therewith, together with UCC-1 Financing Statements, UCC-2 Fixture Financing Statements, UCC-3 Assignment and Amendment Statements and other documents associated therewith.

                  (rrr) "Minnesota Purchase Agreement": That certain Agreement for Sale of Certain Assets, Rights and Obligations of Burlington Northern Railroad Company, a Delaware corporation to Minnesota Northern Railroad, Inc., dated as of November 27, 1996, as amended by First Amendment to Agreement for Sale of Certain Assets, Rights and Obligations entered into by and between Minnesota and BN dated as of the 26th day of December, 1996, as further amended by Second Amendment to Agreement for Sale of Certain Assets, Rights and Obligations entered into by and between Minnesota and BN dated as of the 7th day of January, 1997, and as further amended by Third Amendment to Agreement for Sale of Certain Assets, Rights and Obligations entered into by and between Minnesota and BN dated as of the 9th day of January, 1997.

                  (sss) "Minnesota Real Property": Collectively, certain real property lying and being situate in Red Lake County, Polk County, Norman County, Pennington County, Marshall County, Roseau County, Pine County, Chisago County, and Kanabec County, Minnesota, as more particularly described in the Minnesota Mortgage Documents.

                  (ttt) "Mortgage Documents": Collectively, the Gettysburg Mortgage Documents, the Michigan Mortgage Documents, the Minnesota Mortgage Documents, the Ontario Mortgage

Documents, the Texas Deed of Trust Documents, the Washington Deed of Trust Documents, the West Texas and Lubbock Deed of Trust Documents, the Florida Mortgage Documents, the E&N Mortgage Documents, the Tennessee Deed of Trust Documents, the RailLink Mortgage Documents and the TPW Mortgage Documents.

                  (uuu) "Note" or "Notes": The separate promissory notes made by the Borrowers payable to the order of each Lender, substantially in the form of Exhibit "C" hereto, evidencing the Loan and any amendments and modifications thereto, any substitutes therefor, any replacements, restatements, renewals or extension thereof, in whole or in part, together with all Additional Notes.

                  (vvv) "Nova Scotia Security Documents": A Hypothecation - Securities, together with a Power of Attorney to Transfer Bonds, as modified or as amended, from Nova Scotia to Agent and the Lenders, which is a valid first lien and encumbrance on all shares of stock in E & N owned by Nova Scotia, it being acknowledged that Nova Scotia is the sole shareholder of E & N.

                  (www) "Ontario EPA Audit": An environmental audit or audits of the Ontario Real Property, certified to Agent, which must result in findings satisfactory to the Majority Lenders, in their sole and absolute discretion.

                  (xxx) "Ontario Mortgage Documents": A Charge/Mortgage of Land, which secures the Notes to the extent of C$530,000.00 Canadian Dollars, which is a valid first lien on the Ontario Real Property and the personal property associated therewith, together with Personal Property Security Act Financing Statements and other documents associated therewith.

                  (yyy) "Ontario Real Property": Certain real property lying and being situate in the District of Algoma, Ontario, Canada, owned by Steel City, as more particularly described in the Ontario Mortgage Documents.

                  (zzz) "Percentage": For each Lender, its percentage share, as set forth on Exhibit "F" appended hereto and made a part hereof, as the same may be modified or amended in connection with the addition of the Additional Lenders as provided in Section 2.5 of this Agreement.

                  (aaaa) "Person": As the case may be, any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization and government, or any department or agency of any government.

                  (bbbb) "Plan": Any pension plan which is governed by the terms and provisions of Title IV of ERISA and in respect of which the Borrower or a commonly controlled entity of the Borrower is an "Employer" (as defined in Section 407(d)(7) of ERISA).

                  (cccc) "Prime Rate": The "Prime Rate" as defined in each of the Notes, which rate is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of the Lenders.

                  (dddd) "Principal Office": The office of the Agent and the Issuing Lender, as applicable, located at 5100 Town Center Circle, Suite 430, Boca Raton, Florida 33486, Attention: Michael Bloomenfeld, Vice President, or such other office and address as the Agent and/or the Issuing Lender, as applicable, may from time to time designate.

                  (eeee) "Purchase Agreements": Collectively, the Cascade Purchase Agreement, the Minnesota Purchase Agreement, the CSX Purchase Agreement, the St. Croix Purchase Agreement, the Delaware Valley Purchase Agreement, the E&N Purchase Agreement, the TPW Purchase Agreement and the RL Stock Purchase Agreement.

                  (ffff) "RL Stock Purchase Agreement": That certain Pre-Acquisition Agreement made the 17th day of May, 1999 between RailAmerica and RAILLINK, LTD., a corporation organized under the laws of Alberta ("RailLink"), whereunder RL and/or RailAmerica is to acquire all shares of stock of RailLink.

                  (gggg) "RL Stock Pledge and Security Documents": An agreement or agreements whereby and whereunder all shares of stock of RailLink acquired by RL and/or RailAmerica (from time to time) are pledged, hypothecated and assigned to Agent as security for the Loans, Registration of Share Pledge and Powers of Attorney for all pledged shares, which agreements must be entered into and acknowledged by the depository institution holding such shares, together with such securities opinions from Canadian Securities counsel regarding the pledged shares as shall be required by the Lenders and Lender's counsel, together with an agreement or agreements whereby and whereunder all shares of stock of QUEBEC RAILWAY CORPORATION, INC. owned and/or acquired by RaiLink (from time to time) are subject to a negative pledge, such that the same shall not be pledged in favor of any other entity as security for any other indebtedness.

                  (hhhh) "RailLink EPA Audit": That certain Phase One Environmental Site Assessment Report of the RailLink Real Property prepared by Environmental Resources Management dated as of July 20, 1999, certified or to be certified to the Agent, the results of which must be satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (iiii) "RailLink Mortgage and Security Documents": Freehold Mortgages, Freehold Assignments of Rents, a Mortgage Right of Way, Assignment of Rents, a Leasehold Mortgage, a Leasehold Assignment of Rents, an Assignment of License Agreement, a General Assignment of Railway Agreements, General Security Agreements and Personal Property Security Act Financing Statements from RailLink, RL (if and as applicable) and certain subsidiary corporations of RailLink to the Agent and Lenders, which secure the Loan and which are a valid first lien encumbering RailLink's, RL's (if and as applicable) and/or any of RailLink's subsidiary corporations' fee simple, statutory and leasehold interests, as applicable, in the

RailLink Real Property, the RailLink Railroad Trackage and all other property (real and personal, tangible and intangible) now owned or hereafter acquired by RailLink, RL (if and as applicable) and the subsidiary corporations.

                  (jjjj) "RailLink Railroad Trackage": All rails, tracks, trackage, track materials, ties and timber owned or leased by RailLink and/or its subsidiary corporations, whether now owned or hereafter acquired by it or them, including but not limited to (i) all rail and track owned by RailLink and/or any of its subsidiary corporations, but not yet affixed to any real estate or incorporated within existing railroad lines, and (ii) all rail and track owned by RailLink and/or any of its subsidiary corporations, and affixed to real estate or incorporated within existing railroad lines, together with all fixtures, equipment, machinery, structures, buildings, tracks, rails, ties, switches, crossings, bridges, trestles, culverts, signals, crossing protection devices, loading platforms, pools, communication lines, power lines and appurtenances of every kind or nature, used or useful in connection with laying, maintaining and operating such rail and track, including without limitation all rails, tracks, trackage, track materials, ties and timber described and set forth on Exhibit "G" appended hereto and made a part hereof.

                  (kkkk) "RailLink Real Property": Certain real property lying and being situate in several provinces in Canada, as more particularly described in the RailLink Mortgage and Security Documents.

                  (llll) "Railroad Trackage": All rails, tracks, trackage, track materials, ties and timber owned by the Borrowers or any of them (other than E&N), whether now owned or hereafter acquired, by them or any of them, including but not limited to (i) all rail and track owned by Borrowers (other than E&N), but not yet affixed to any real estate or incorporated within existing railroad lines, and (ii) all rail and track owned by Borrowers (other than E&N) and affixed to real estate or incorporated within existing railroad lines, together with all fixtures, equipment, machinery, structures, buildings, tracks, rails, ties, switches, crossings, bridges, trestles, culverts, signals, crossing protection devices, loading platforms, pools, communication lines, power lines and appurtenances of every kind or nature, used or useful in connection with laying, maintaining and operating such rail and track, including without limitation all rails, tracks, trackage, track materials, ties and timber described and set forth on Exhibit "H" appended hereto and made a part hereof.

                  (mmmm) "Railroad Trackage Appraisal":Collectively, (i) that certain Railroad Trackage appraisal prepared by Rail Associated Services, Inc. dated December 27, 1993, as updated by Main Line Management Services, Inc., by two (2) updates, both updates dated August 30, 1996, (ii) that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated October 17, 1995, as updated by Main Line Management Services, Inc., by virtue of update dated August 16, 1996, (iii) that certain Fair Market Value of Real Property prepared by Main Line Management Services, Inc., dated August 13, 1996, (iv) that certain fair market value appraisal of the railroad trackage owned by Minnesota Northern Railroad, Inc. and prepared by Main Line Management Services, Inc., dated December 12, 1996, (v) that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated December 14, 1995, (vi) that certain Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated March 20, 1998 (updating a Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated September, 1995), (vii) that certain Evaluation Study of the North Branch and Mora Branch referred to as the St. Croix Valley (railroad trackage appraisal) prepared by Main Line Management Services, Inc. dated September 8, 1997, (viii) an appraisal of the E&N Railroad Trackage consisting of A Value for Other Use appraisal (Esquimalt And Nanaimo Valuation Study for RailAmerica) prepared by Main Line Management Services, Inc. dated November 25, 1998, (ix) that certain South Central Tennessee Valuation Study prepared by Main Line Management Services, Inc. dated January 14, 1999,
(x) that certain Valuation Study Toledo Peoria & Western Railway prepared by Main Line Management Services, Inc. dated March 15, 1999, and (xi) that certain Valuation Study and RailLink Lines prepared by Main Line Management Services, Inc. dated May 28, 1999, the results of which appraisals must be satisfactory to the Majority Lenders, in their reasonable discretion; provided however, that Majority Lenders reserve the right to require Borrowers to provide Agent with updated appraisals of the same at any time during the term of the Loans (provided, however, that unless an Event of Default shall have occurred and be continuing, that said appraisals shall be limited to one (1) appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense.

                  (nnnn) "Real Estate" or "Real Property": Collectively the Gettysburg Real Property, the Michigan Real Property, the Huron and Eastern Real Property, the Minnesota Real Property, the Ontario Real Property, the Texas Real Property, the Washington Real Property, the West Texas and Lubbock Real Property, the Florida Real Property, the Tennessee Real Property, the TPW Real Property and the RailLink Real Property.

                  (oooo) "Real Estate Appraisals". Satisfactory fair market value appraisals of each of the Gettysburg Real Property, the Texas Real Property, the Michigan Real Property, the Huron and Eastern Real Property, the Minnesota Real Property, the Ontario Real Property, the Washington Real Property, the West Texas and Lubbock Real Property, the Florida Real Property, the E&N Real Property, the Tennessee Real Property, the TPW Real Property and the RailLink Real Property.

                  (pppp) "Receivables": All accounts, accounts receivable, general intangibles, contract rights and other obligations of any kind, whether now owned or hereafter acquired by each Borrower and all proceeds of the foregoing and all rights now or hereafter existing in and to all security agreements, leases and other contracts security or otherwise relating to any such accounts, contract rights, chattel paper instruments, general intangibles and obligations and all proceeds, profits, deposits, products and accessions of and to all of the foregoing.

                  (qqqq) "Reimbursement Obligation": The obligation of the Borrowers with respect to any Letter of Credit to reimburse the Issuing Lender and the Lenders to the extent of their respective Percentages (including by the receipt by the Issuing Lender of the proceeds of Loans pursuant to the provisions of Section 4.2) for amounts paid by the Issuing Lender pursuant to a drawing under such Letter of Credit, if Borrower does not first pay the same.

                  (rrrr) "Regulatory Change": Any change effective after the Closing Date in United States federal or state laws or regulations (including Regulation D as adopted by the Board of Governors of the Federal Reserve System and capital adequacy regulations (as the same may be amended or supplemented from time to time)) or foreign laws or regulations or the adopting or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, including those related to "highly leveraged transactions" whether or not having the force of law, and whether or not failure to comply therewith would be unlawful and whether or not published or proposed prior to the date hereof.

                  (ssss) "Reportable Event": Any of the events set forth in
Section 4043(b) of ERISA or the regulations thereunder.

                  (tttt) "Security Agreements": A Security Agreement from Borrowers to Agent and the Lenders, as reaffirmed by Reaffirmations of Security Agreement entered into from time to time, as the same may be amended and reaffirmed from time to time, securing the Notes and all other Indebtedness of Borrower to the Agent and the Lenders, providing a valid first lien on the property identified in the Security Agreements, together with and including, without limitation, all general Security Agreements executed by any or all Borrowers in favor of Agent and the Lenders, as amended and/or reaffirmed from time to time, and the STB Security Agreements, as amended and/or reaffirmed from time to time

                  (uuuu) "Solvent": That, at the time of termination with respect to a Borrower, (i) the fair market value of the Borrower's assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including contingent obligations;
(ii) it is then able and expects to be able to pay its debts as they mature; and
(iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  (vvvv) "Subordinated Debt": Indebtedness incurred by any one or more of the Borrowers or an Affiliate which is inferior to the indebtedness provided under the Loans and formally subordinated in writing to the lien and effect of the Loans.

                  (wwww) "Subordination Agreement": If applicable, a Subordination Agreement to be executed by Borrowers and certain shareholders of each Borrower, whereby and whereunder said parties subordinate all outstanding note(s) and other debt instrument(s) due and owing from Borrowers to said parties, to the lien and effect of the Loans, the Indebtedness and all security interests associated therewith.

                  (xxxx) "St. Croix Purchase Agreement": That certain Agreement for Sale of Certain Assets, Rights and Obligations of The Burlington Northern and Santa Fe Railway

Company to St. Croix Valley Railroad Company dated as of August 22, 1997 (as the same may be amended from time to time).

                  (yyyy) "STB Security Agreements": Surface Transportation Board Security Agreement(s) and their Canadian equivalent from certain of the Borrowers to Agent and the Lenders securing the Notes and all other indebtedness of Borrowers to the Agent and the Lenders, as the same may be amended, reaffirmed and/or restated from time to time, providing a valid first lien on the locomotives and/or rolling stock identified in the Surface Transportation Board Security Agreement(s).

                  (zzzz) "TPW EPA Audit": An environmental audit or audits of the TPW Real Property certified to Agent, with evidence of all remediation effectuated to date in form and content satisfactory to the Majority Lenders, in their sole discretion, which must result in findings satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (aaaaa) "TPW Mortgage Documents": A Mortgage Deed and Security Agreement and/or a Deed of Trust and Security Agreement and Assignment of Rents, Leases and Deposits, as the same may be amended from time to time, from TOLEDO, PEORIA & WESTERN RAILWAY CORPORATION, a New Jersey corporation ("Toledo") to Agent, which secures the Notes to the extent of $33,000,000.00, which is a valid first lien on the TPW Real Property and the personal property associated therewith, together with UCC-1 Financing Statements, Fixture Financing Statements, if and as applicable, and other documents associated therewith.

                  (bbbbb) "TPW Purchase Agreement": That certain Stock Purchase Agreement by and between RailAmerica, Florida Rail, Bank Austria AG, Grand Cayman Branch, CSX Transportation, Inc., Delaware Otsego Corporation, the Brenner Group and The Toledo, Peoria and Western Railroad Corporation, dated as of June 25, 1999, as the same may be amended from time to time.

                  (ccccc) "TPW Real Property": Certain real property lying and being situate in Henderson County, Hancock County, McDonough County, Fulton County, Peoria County, Tazewell County, Woodford County, McLean County, Livingston County, Ford County and Iroquois County, Illinois and Newton County, Jasper County, White County and Cass County, Indiana, owned by Toledo, as more particularly described in the TPW Mortgage Documents.

                  (ddddd) "Tennessee EPA Audit": An environmental audit or audits of the Tennessee Real Property certified to Agent, with evidence of all remediation effectuated to date in form and content satisfactory to the Majority Lenders, in their sole discretion, which must result in findings satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (eeeee) "Tennessee Deed of Trust Documents": A Tennessee Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, a Collateral Assignment of (Lease) Agreement, and Non-Disturbance and Attornment Agreements, as the same may be amended from time to time, from Tennessee to Agent, which secure the Notes to the extent of $5,000,000.00, which is a valid first lien on Tennessee's leasehold and other interests in the Tennessee Real Property and the personal property associated therewith, together with UCC-1 Financing Statements, UCC-2 Fixture Financing Statements and other documents associated therewith.

                  (fffff) "Tennessee Real Property": Certain real property lying and being situate in Dickson County, Hickman County and Lewis County, Tennessee, in which Tennessee owns a leasehold interest, as more particularly described in the Tennessee Deed of Trust Documents.

                  (ggggg) "Texas EPA Audit": An environmental audit or audits of the Texas Real Property certified to Agent, with evidence of all remediation effectuated to date in form and content satisfactory to the Majority Lenders, in their sole discretion, which must result in findings satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (hhhhh) "Texas Deed of Trust Documents": A Deed of Trust, Assignment of Leases and Rents and Security Agreement, as modified by a Deed of Trust, Assignment of Leases and Rents and Security Agreement Modification Agreements, as further modified by a Deed of Trust, Assignment of Leases and Rents and Security Agreement Modification and Assumption Agreement, and as the same may be further amended from time to time, from Kalyn to Agent, which secures the Notes to the extent of $2,045,000.00, which is a valid first lien on the Texas Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

                  (iiiii) "Texas Real Property": Certain real property lying and being situate in Coryell County, Texas, owned by Kalyn, as more particularly described in the Texas Deed of Trust Documents.

                  (jjjjj) "Truck Locators, Inc. Appraisal". A Machinery and Equipment appraisal prepared by Truck Locators, Inc. dated January 20, 1995.

                  (kkkkk) "Washington EPA Audit": An environmental audit or audits of the Washington Real Property, together with evidence of remediation effectuated to date, in form and content satisfactory to Lenders, in their sole and absolute discretion, which must result in findings satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (lllll) "Washington Deed of Trust Documents". Collectively a Deed of Trust Agreement and an Assignment of Rents, Leases and Deposits from Cascade to Agent, as modified by a Receipt for Future Advance and Deed of Trust Modification Agreement, as modified by Deed of Trust Modification Agreements, and as the same may be further amended from time to time, which secure the Notes to the extent of $12,000,000.00 and are valid first liens on the Washington Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

                  (mmmmm) "Washington Real Property". Collectively certain real property lying and being situate in Chelan County and Okanogan County, Washington, owned by Cascade, as more particularly described in the Washington Deed of Trust Documents.

                  (nnnnn) "West Texas and Lubbock EPA Audit": An environmental audit or audits of the West Texas and Lubbock Real Property, certified to Agent, in form and content satisfactory to the Majority Lenders, in their sole and absolute discretion, which must result in findings satisfactory to the Majority Lenders in their sole and absolute discretion.

                  (ooooo) "West Texas and Lubbock Deed of Trust Documents". A Deed of Trust, Assignment of Leases and Rents and Security Agreement, as modified by a Receipt for Future Advance, Deed of Trust, Assignment of Leases and Rents and Security Agreement Modification Agreement, as modified by Deed of Trust, Assignment of Leases and Rents and Security Agreement Modification Agreements and as the same may be further amended from time to time, from West Texas to Agent which secure the Notes to the extent of $7,250,000.00 and are valid first liens on the West Texas and Lubbock Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

                  (ppppp) "West Texas and Lubbock Real Property". Collectively certain real property lying and being situate in Gaines County, Hockley County, Cochran County, Lubbock County, and Terry County, Texas, owned by West Texas, as more particularly described in the West Texas and Lubbock Deed of Trust Documents.

         1.3 Other Definitional Provisions. (a) The terms "material" and "materially" shall have the meanings ascribed to such terms under Generally Accepted Accounting Principles as such would be applied to the business of the Borrower, except as the context shall clearly otherwise set forth; (b) all of the terms defined in this Agreement shall have such defined meanings when used in other documents issued under, or delivered pursuant to, this Agreement, unless the context shall otherwise require; (c) all terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa; (d) accounting terms to the extent not otherwise defined shall have the respective meanings given them under, and shall be construed in accordance with Generally Accepted Accounting Principles; (e) the words "hereby", "hereto", "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (f) the masculine and neuter genders are used herein and whenever used shall include the masculine, feminine and neuter as well; and (g) whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include their heirs, personal representatives, successors and assigns of such parties unless the context shall expressly provide otherwise.

                                   ARTICLE 2.
                                    THE LOAN

         2.1 Provided there does not exist an Event of Default, and no event with which notice or lapse of time or both would become such an Event of Default, and subject to the terms and provisions of this Agreement, each Lender severally agrees to effectuate Advances to RailAmerica for the benefit of the Borrowers under the Notes such that each Lender shall severally lend or advance for the account of RailAmerica for the benefit of the Borrowers from time to time, and, RailAmerica, on behalf of and for the benefit of the Borrowers, may borrow, and the Borrowers shall repay and re-borrow (provided that unless Borrowers intend to pay and satisfy the Loans in full, Borrowers shall not reduce the outstanding principal balance under any of the Notes to a sum of less than $1,000.00) such amounts as may be required for the purpose of (a) refinancing an existing Eighty-Five Million and 00/100 Dollar ($85,000,000.00) line of credit/term loan facility currently outstanding and due and owing by certain of the Borrowers to certain of the Lenders, (b) supporting short term working capital requirements of the Borrowers, and, (c) providing for the financing of future acquisitions by one or more of the Borrowers or by an Affiliate of transportation related businesses, said acquisitions to be subject to review by Lenders, and, in the case of acquisitions requiring Acquisition Advances in excess of Five Million and 00/100 Dollars ($5,000,000.00) to be subject to the consent of the Majority Lenders, which consent shall not be unreasonably withheld; provided further that the assets acquired pursuant to an acquisition financed by Lenders shall be subject to a negative pledge, or in the event the pro-forma asset ratio coverage of the Borrowers immediately after the time of the Acquisition Advance does not meet the required Minimum Asset Ratio of not less than 1.4 to 1, pledged in favor of Agent as security for the Loans, not exceeding in the aggregate an amount equal to (i) the Eligible Receivables, less such reserves as the Majority Lenders, in their reasonable discretion elect to establish, provided further that a receivable may be devalued in such amount as shall be determined by the Majority Lenders in their reasonable discretion due to "Dilution" which is defined as and is the result of non-cash credits posted against the receivable which results in payment or other satisfaction of all or any portion of the receivable for reasons other than full payment of the receivable in cash, together with an amount equal to (ii) the Eligible Inventory, together with an amount equal to the (iii) appraised aggregate fair market value of the Real Estate as determined by (A) that certain Real Property "Market Value" Appraisal dated May 9, 1994, as updated by appraisal update dated August 19, 1996, both the Appraisal and the update prepared by M.B. Valuation Services, Inc. in connection with the Texas Real Property, (B) that certain Appraisal of Corridors, Land and Buildings, HURON AND EASTERN RAILWAY COMPANY, INC., SAGINAW VALLEY RAILWAY COMPANY, INC., State of Michigan, dated February 28, 1994 prepared by Oetzel Hanton Williams in connection with the Michigan Real Property, said appraisals updated by two (2) appraisal updates prepared by Main Line Management Services, Inc., both updates dated August 30, 1996, (C) that certain Appraisal of Commercial Property located at 710 Second Line West, Sault Ste. Marie, Ontario, prepared by Area Real Estate Appraisals, Inc. dated August 1994 in connection with the Ontario Real Property, (D) that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated October 17, 1995, as updated by update appraisal prepared by Main Line Management Services, Inc., dated August 16, 1996, in connection with the West Texas and Lubbock Real Property, (E) that certain Fair Market Value of Real Property prepared by Main Line Management Services, Inc., dated August 13, 1996, in connection with the Washington Real Property, (F) that certain Fair Market Value Appraisal of the Minnesota Real Property and the Minnesota Railroad Trackage prepared by Main Line Management Services, Inc., dated December 12, 1996, in connection with the Minnesota Real Property, (G) that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated December 14, 1995, in connection with the Gettysburg Real Property, (H) that certain Complete Summary Appraisal of RailAmerica, Inc., 101 Enterprise Drive, Vassar, Michigan dated May 11, 1998, prepared by Johnson Appraisals, in connection with the Huron and Eastern Real Property, (I) that certain Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated March 20, 1998 (updating a Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated September, 1995), in connection with the Michigan Real Property, (J) that certain Complete Summary Appraisal of Locomotive Maintenance Facility, 828 Omak Avenue, Omak, Washington (File #98-11-8786) dated June 1, 1998, prepared by Pacific Appraisal Associates, P.L.L.C., in connection with the Washington Real Property (the "Washington Appraisal"), (K) Summary Appraisal of an Industrial Property Located at 6010 Brownfield Highway, Lubbock, Texas dated April 2, 1998, prepared by Harris Appraisal Company, Inc., in connection with the West Texas and Lubbock Real Property (the "West Texas Appraisal"), (L) that certain Appraisal of real property located at 5300 Broken Sound Boulevard, Boca Raton, Florida 33431, dated as of June 1, 1998, prepared for National Bank of Canada by Callaway & Price, Inc. in connection with the Florida Real Property based upon the market value of the Florida Real Property in its "as is" condition and not based upon the market value of the Florida Real Property prepared on an "as completed" basis, provided further that the value attributed to the Florida Real Property shall be removed from the Borrowing Base upon the earlier of Plainview's refinancing of the Florida Real Property or the 31st day of December, 1999, whichever shall first occur, such that the Plainview Advance effectuated in connection with Plainview's acquisition of the Florida Real Property must be repaid in full on or before the earlier of the above set forth refinancing or the 31st day of December, 1999, (M) that certain South Central Tennessee Valuation Study prepared by Main Line Management Services, Inc. dated January 14, 1999 (the "Tennessee Appraisal"), (N) that certain Valuation Study Toledo Peoria & Western Railway prepared by Main Line Management Services, Inc. dated March 15, 1999 (the "TPW Appraisal), and (O) that certain Valuation Study and RailLink Lines prepared by Main Line Management Services, Inc. dated May 28, 1999 (the "RailLink Appraisal), provided that no valuation attributed to Real Estate or other assets included in the RailLink Appraisal, which are encumbered by any liens in favor of other parties or are financed by other parties, shall be included within the valuation attributable to Real Estate, provided further that in the event the RailLink Mortgage and Security Documents have not been duly authorized, executed, delivered and recorded, providing a first priority lien, mortgage and security interest in favor of Agent, by no later than October 26,1999, with all entities which own Real Estate or other assets included in the RailLink Appraisal having executed and delivered Borrower Joinder Agreements and having become Additional Borrowers, on or before October 26, 1999, effective as of October 27, 1999 and thereafter, there shall no longer be ANY value attributed to the Real Estate or other assets included in the RailLink Appraisal (it being acknowledged that no valuation attributed to (1) any of the Railroad Trackage as set forth in the above set forth Real Estate Appraisals or (2) any of the underlying land as set forth in the Minnesota Appraisal, the Washington Appraisal, the West Texas Appraisal, the Tennessee Appraisal, the TPW Appraisal or the RailLink Appraisal shall be included within the valuation attributable to the Real Property), which (aggregate) fair market value as determined by the above set forth appraisals is subject to adjustment by the Majority Lenders, together with an amount equal to (iv) the forced liquidation value of the Machinery and Equipment as determined by (A) the Truck Locators, Inc. Appraisal, and (B) the Locomotive Appraisal (related to locomotives; provided that said locomotives must continue to be owned free and clear of any liens, excepting for a lien in favor of Agent and the Lenders provided by the STB Security Agreements which are still owned by a Borrower, in order to be eligible for financing hereunder; provided further that in the event STB Security Agreements and all other necessary documents and instruments required to perfect a first priority security interest in locomotives under Canadian law have not been duly authorized, executed delivered and recorded providing a first priority lien and security interest in favor of Agent by no later than October 26, 1999, with all entities which own such locomotives included in the (RailLink) Locomotive Appraisal having executed and delivered Borrower Joinder Agreements and having become Additional Borrowers on or before October 26, 1999, effective as of October 27, 1999 and thereafter, there shall no longer be ANY value attributed to the locomotives or other assets included in the (RailLink) Locomotive Appraisal), which (aggregate) forced liquidation value is subject to adjustment by the Lenders, together with an amount equal to (v) the net liquidation value of the Railroad Trackage as determined by the Railroad Trackage Appraisal (it being acknowledged that (a) no value attributed to any of the Real Property as set forth in the Railroad Trackage Appraisal shall be included in the valuation attributable to the Railroad Trackage, (b) upon such time as the Borrowers (or any of them) apply to the Surface Transportation Board and/or applicable governmental agencies of the State of Minnesota for abandonment of any railroad lines operated by St. Croix in the State of Minnesota (it being further acknowledged that the Borrowers are obligated to immediately notify NBC of any proposed abandonment), the value of the Railroad Trackage owned by St. Croix shall be reduced by an amount equal to the amount required to be paid by St. Croix under the terms of the St. Croix Purchase Agreement upon abandonment, and (c) no valuation attributed to Railroad Trackage or other assets included in the RailLink Appraisal, which are encumbered by any liens in favor of other parties or are financed by other parties, shall be included within the valuation attributable to Railroad Trackage, provided further that in the event the RailLink Mortgage and Security Documents have not been duly authorized, executed, delivered and recorded, providing a first priority lien, mortgage and security interest in favor of Agent, by no later than October 26,1999, with all entities which own Railroad Trackage or other assets included in the RailLink Appraisal having executed and delivered Borrower Joinder Agreements and having become Additional Borrowers, on or before October 26, 1999, effective as of October 27, 1999 and thereafter, there shall no longer be ANY value attributed to the Railroad Trackage or other assets included in the RailLink Appraisal), which net liquidation value is subject to adjustment by the Majority Lenders, together with an amount equal to (vi) the appraised fair market value of the E & N Real Property and the net liquidation value of the E &

N Railroad Trackage, the fair market value of the E & N Real Property and the net liquidation value of the E & N Railroad Trackage to be as determined by the E & N Appraisal, which fair market value of the E & N Real Property is subject to adjustment by the Majority Lenders, provided, further that the fair market value of E & N's leasehold interest in the E & N Real Property and the fair market value of all other Borrower's leasehold interests in any Real Property is subject to adjustment and/or removal from the Borrowing Base in the event that the leasehold interest in the E&N Real Property or any other Real Property is terminated without being replaced by fee title ownership or a statutory right of way in favor of E&N or any other applicable Borrower, or, in the event E&N or any other Borrower can no longer operate a rail line on the E&N Real Property or any other Real Property, as applicable, for any other reason, and which net liquidation value of the E & N Railroad Trackage and all other Railroad Trackage is subject to adjustment by the Majority Lenders, all of the above set forth appraisals and values to be subject to adjustment by the Majority Lenders, such that the final amounts of the fair market values, the forced liquidation values and the net liquidation value, shall be determined by the Majority Lenders in their reasonable discretion (the "Borrowing Base"); or, the aggregate sum of One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000.00), whichever is less, provided that in connection with the Loans, that up to Ten Million and 00/100 Dollars ($10,000,000.00) of the Loan may be used for the issuance of Letters of Credit provided however, that collateral for the Letters of Credit will be one hundred (100%) percent reserved and will reduce availability for direct borrowings under the Loans on a dollar-for-dollar basis in an amount equal to the face amount of the Letters of Credit outstanding, and provided further that the outstanding amount of the Loans shall in no event exceed the maximum sum of One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000.00), provided further, that at no time shall the Minimum Asset Ratio be less than 1.4 to 1, and in the event that the Minimum Asset Ratio is less than 1.4 to 1, then the outstanding principal balance of the Loans must be reduced by the amount necessary to achieve a Minimum Asset Ratio of equal to or greater than 1.4 to 1. The principal payment necessary to effectuate such reduction shall be due and payable in full on DEMAND.

         In connection with the Borrowing Base and notwithstanding anything to the contrary set forth above, there shall be no value attributable to Railroad Trackage, Real Estate, locomotives or any other assets included in the TPW Appraisal or Locomotives Appraisal prepared in connection with locomotives and railcars owned by Toledo or any affiliated entity (the "TPW Locomotives Appraisal") until such time as all of the following events have occurred: (i) all entities which own Railroad Trackage, Real Estate, locomotives or other assets included in the TPW Appraisal and/or TPW Locomotives Appraisal, as applicable, shall have executed and delivered Borrower Joinder Agreement and become Additional Borrowers; (ii) the TPW Mortgage and Security Documents and all necessary STB Security Agreements have been duly authorized, executed and delivered and recorded in the appropriate public records; (iii) a Collateral Assignment of the TPW Stock Purchase Agreement has been duly executed and delivered and joined in and acknowledged by each of the Sellers who are a party to the TPW Stock Purchase Agreement; (iv) Borrower shall have provided Lender and their counsel with evidence of title in connection with the TPW Real Property in form and content satisfactory to

Lender and their counsel in their sole and absolute discretion; and (v) Borrower shall have provided to Lender and their counsel Borrower's counsel opinion letters from Borrower's Indiana counsel and Borrower's Illinois counsel, in form and content satisfactory to Lender and their counsel in their sole and absolute discretion. Accordingly, the TPW Railroad Trackage, Real Estate, locomotives and other assets included in the TPW Appraisal and/or TPW Locomotives Appraisal, as applicable, shall not be included in the Borrowing Base until such time as ALL of the above set forth events have occurred.

         Each Advance hereunder shall be in an amount of at least One Hundred Thousand and 00/100 Dollars ($100,000.00), and if greater than One Hundred Thousand and 00/100 Dollars ($100,000.00), in integral multiples of Fifty Thousand and 00/100 Dollars ($50,000.00).

         Advances will be made based on the most recent "Minimum Asset Ratio Certificate" submitted by Borrowers to Agent, which must be submitted by Borrowers to Agent no less than one (1) time in each month within thirty (30) days of the end of the prior month evidencing the Minimum Asset Ratio for the immediately preceding month, provided however, that the Minimum Asset Ratio Certificate must also be submitted by Borrowers to Agent each time an Acquisition Advance is requested, reflecting the above borrowing formula. The form of Minimum Asset Ratio Certificate is attached hereto and made a part hereof as Exhibit "I".

         In connection with any requests for an Acquisition Advance in an amount in excess of Five Million and 00/100 Dollars ($5,000,000.00), said request shall be subject to the approval of the Majority Lenders, which approval will not be unreasonably withheld. ADDITIONALLY, ALL ACQUISITIONS IN AN AMOUNT IN EXCESS OF FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) BY ONE OR MORE OF THE BORROWERS OR BY AN AFFILIATE OF TRANSPORTATION RELATED BUSINESSES OR ANY OTHER BUSINESSES MUST BE APPROVED BY THE MAJORITY LENDERS, WHICH APPROVAL WILL NOT BE UNREASONABLY WITHHELD; PROVIDED, HOWEVER, THAT ACQUISITIONS IN AN AMOUNT OF TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) OR LESS WHICH ARE FUNDED UTILIZING MONEY RAISED THROUGH PUBLIC OFFERINGS, PRIVATE PLACEMENTS OR SUBORDINATED DEBT SHALL ONLY REQUIRE NOTIFICATION TO THE LENDERS, BUT NOT THE APPROVAL OF THE MAJORITY LENDERS, SO LONG AS NO MONETARY DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS THEN CONTINUING, AND SUCH ACQUISITION (AND THE FUNDING THEREFOR) WILL NOT RESULT IN A DEFAULT UNDER ANY FINANCIAL COVENANTS OR RESULT IN ANY OTHER MONETARY DEFAULT OR EVENT OF DEFAULT, PROVIDED, FURTHER, THAT BORROWER SHALL HAVE PROVIDED TO THE LENDERS A PRO FORMA LEVERAGE RATIO EVIDENCING A 2.5 TO 1 OR LESS CALCULATION IN FORM AND CONTENT SATISFACTORY TO THE LENDER, IN LENDER'S SOLE AND ABSOLUTE DISCRETION. NOTWITHSTANDING THE FOREGOING, ACQUISITIONS IN AN AMOUNT IN EXCESS OF TWENTY MILLION DOLLARS ($20,000,000.00) BY ONE OR MORE OF THE BORROWERS OR BY AN AFFILIATE OF TRANSPORTATION RELATED BUSINESSES OR ANY OTHER BUSINESSES MUST BE APPROVED BY THE MAJORITY LENDERS,

WHICH APPROVAL WILL NOT BE UNREASONABLY WITHHELD. In connection with the same, Borrower shall provide to Agent at the time of the request for an Acquisition Advance or at the time Borrower notifies the Lenders or seeks approval from the Lenders in connection with a proposed acquisition by any of the Borrowers, as applicable, certified copies of the Contract for Purchase and Sale and all associated documentation associated with the applicable Borrower's acquisition of a transportation related business, including, without limitation, all contracts, breakout of purchase price, cash flow analysis, projected income from the acquisition, historical performance of the business being acquired (if available), and all appraisals and environmental audits related to the property being acquired by a Borrower or an affiliate of a Borrower. Based upon Lenders' review of all of the above, the Majority Lenders may effectuate or not effectuate the Acquisition Advance or approve or not approve the acquisition, as applicable, in Lender's reasonable discretion. Lender shall approve or not approve each request for an Acquisition Advance, or approve or not approve an acquisition, as applicable, no later than five (5) business days after the time that Agent has received the last item required to be reviewed by Lenders in connection with the applied for Acquisition Advance or approval of an acquisition, as applicable. Lenders shall approve or not approve each request for a Collateralized Acquisition Advance no later ten (10) business days after the time that Agent has received the last item required to be reviewed by Lender in connection with the applied for Collateralized Acquisition Advance. Borrowers shall additionally provide to Agent copies of all closing documentation associated with the acquisition and sale at the time of the closing of said acquisition and shall execute and/or provide all documentation required by Lenders and their counsel (including, without limitation, mortgages, deeds of trust, security agreements, reaffirmations, collateral assignments, UCC-3 financing statements, UCC-3 statements of change, lien searches and opinions of Borrowers' counsel), in order to evidence and perfect Agent's security interest in the newly acquired assets. Finally, it is a condition precedent to the effectuation of any Acquisition Advance that after the funding of the Acquisition Advance the Borrowers, on a consolidated basis, shall have available a combination of not less than Five Million and 00/100 Dollars ($5,000,000.00) in cash on hand and/or availability under the Borrowing Base.

         2.2 A Loan Closing Fee, a Loan Amendment Fee, Audit Fees, Unused Line Fees, Letter of Credit Fees, Agent Fees and Prepayment Fees shall be charged in connection with the Loans and, the following fees and rates shall apply:

                  (a) LOAN CLOSING FEE: To be paid in accordance with the terms and provisions of the Facility Fee Letter.

                  (b) LOAN AMENDMENT FEE: To be paid in accordance with the terms and provisions of the Facility Fee Letter.

                  (c) AUDIT FEES: There shall be semi-annual audits (the frequency of which may be adjusted at any time by Lenders, in the event Lenders deem the same necessary due to an adverse change or trend in the Borrowers' businesses) of the Borrowers performed in each fiscal year of Borrowers during the term of the Loans. There shall be a semi-annual audit fee due and owing from Borrowers to Agent in connection with said audits based upon a charge of Four Hundred and 00/100 Dollars ($400.00) per day plus expenses, provided further that so long as audits are not conducted more often than on a semi-annual basis, the annual fees for said audits shall not exceed the sum of Ten Thousand and 00/100 Dollars ($10,000.00) plus expenses.

                  (d) UNUSED LINE FEE: An unused line fee shall be charged in connection with the Loans, such that the unused portion of the Loans shall be subject to an annual fee of three-eighths of one (.375%) percent per annum, to be calculated and payable to Agent on a quarterly basis, for pro-rata distribution to the Lenders. Upon the occurrence of either of the following events and thereafter: (i) Borrower failing to complete an equity offering (or other capital offering acceptable to all of the Lenders) by no later than December 31, 1999 in the minimum amount of Sixty Seven Million Five Hundred Thousand Dollars ($67,500,000.00) or in the aggregate minimum amount of Eighty Seven Million Five Hundred Thousand Dollars ($87,500,000.00), inclusive of the completion of a prior equity offering and/or placement of subordinated debt, or
(ii) Borrower failing to pay in full by no later than April 30, 2000 an existing One Hundred Million Dollar ($100,000,000.00) loan due and owing by certain of the Borrowers to BARCLAYS BANK (each of the events set forth in (i) and (ii) above are hereinafter called an "Unused Line Fee Increase Event"), the unused line fee charged in connection with the Loans from the time of the occurrence of the Unused Line Fee Increase Event and thereafter shall increase to one-half of one (.5%) percent per annum, and upon the occurrence of both Unused Line Fee Increase Events and thereafter, the unused line fee charged in connection with the Loans shall be increased to an annual fee of five-eighths of one (.625%) percent per annum, in each case to be calculated and payable to Agent on a quarterly basis, for pro rata distribution to the Lenders.

                  (e) LETTER OF CREDIT FEES: A fee of one and one-quarter (1.25%) percent per annum shall be charged in connection with all standby Letters of Credit. There shall be standard, customary Letter of Credit fees and charges for all trade Letters of Credit issued under the Loans, which shall include all customary bank charges associated therewith.

                  (f) AGENT FEES: To be paid in accordance with the terms and provisions of the Facility Fee Letter.

                  (g) PREPAYMENT FEES: If during the term of the Loans (i) the Loans are paid down to a zero (0) balance or (ii) the Lenders' obligation to make Advances under the Loans ceases due to the occurrence of an uncured Event of Default and Lenders' election to exercise their rights under the Loan Documents, the Borrowers shall pay to the Agent (to be disbursed pro-rata to the Lenders) a prepayment fee in an amount equal to (i) one-half of one (.50%) percent of the aggregate face amount of the Notes during the first year of the Loans; (ii) one-quarter of one (.25%) percent of the aggregate face amount of the Notes during the second year of the Loans, and (iii) there shall be no prepayment fee during the third year of the Loans, subject to the terms and provisions set forth herein. The above set forth prepayment fee shall be due and payable whether such prepayment or cessation of Lenders' obligation to make Advances is voluntary or involuntary, or a result of an Event of Default and/or the result of acceleration of all or other sums due as a result of such acceleration or default.

         2.3 All Advances and Acquisition Advances hereunder and under the Notes shall be recorded by Agent in the Loan Account.

         2.4 Borrowers' obligation to repay the Loans is evidenced by the Notes, which set forth the method for payment, rates of interest, and such further terms as are therein set forth. IN CONNECTION WITH THE ELECTION MADE BY BORROWERS AS TO THE INTEREST RAE WHICH IS TO BE CHARGED UNDER THE NOTES AT ANY POINT IN TIME, THAT SAME RATE OF INTEREST SHALL BE CHARGED UNDER ALL OF THE NOTES AT THAT TIME, SUCH THAT THE SAME RATE OF INTEREST SHALL BE CHARGED UNDER ALL OF THE NOTES AT ALL TIMES. The repayment of the Notes and the Indebtedness is to be secured by the following documentation, which documents Borrowers shall deliver, or cause to be delivered, to Agent, and which documents must be received prior to any funding hereunder:

                  (a) The Security Agreements (including the STB Security Agreements), together with the General Security Agreement executed by E&N (which constitutes a part of the E&N Mortgage Documents) and the General Security Agreements to be executed in connection with and constitute a part of the RailLink Mortgage and Security Documents (which RailLink Mortgage and Security Documents must be delivered and recorded by no later than October 26, 1999), in form and substance satisfactory to the Majority Lenders and their counsel, granting Agent a first security interest in all of Borrowers' accounts, accounts receivable, inventory, chattel paper, general intangibles, fixtures, furniture, Railroad Trackage, the E&N Railroad Trackage, railroad rolling stock, railroad equipment, corridor use rights, railroad rights of way, Franchises, instruments, Machinery and Equipment and personal property now owned or hereafter acquired by Borrowers and all proceeds of the foregoing.

                  (b) The Collateral Assignments shall have been executed and delivered to Agent.

                  (c) The Mortgage Documents shall have been executed and delivered to Agent to be recorded in the public records of the appropriate offices.

                  (d) Financing statements executed and recorded or filed with the appropriate secretaries of states, in the public records of applicable cities and counties in the States of Florida, Michigan, Pennsylvania, Texas, Washington, Minnesota, Delaware, Tennessee, Illinois, Indiana and in such governmental offices as shall be required in Ontario, Canada, British Columbia, Canada, Nova Scotia, Canada, Alberta, Canada and other parts of Canada, and in all other public offices as the Majority Lenders and their counsel may deem necessary to perfect a security interest in any of the items referred to in Subsections 2.4(a) through 2.4(c) above.

                  (e) The RL Stock Pledge and Security Documents shall have been executed and delivered to Agent.

                  (f) If and as necessary, UCC-1 Financing Statements, Personal Property Security Act Financing Statements, UCC-3 Statements of Change (Amendments) executed and recorded or filed with the appropriate secretaries of states, in the public records of applicable cities and counties in the States of Florida, Michigan, Pennsylvania, Texas, Washington, Minnesota, Delaware, Tennessee, Illinois, Indiana and in such governmental offices as shall be required in Ontario, Canada, British Columbia, Canada, Nova Scotia, Canada, Alberta, Canada and other parts of Canada, and in all other public offices as the Majority Lenders and their counsel may deem necessary to perfect a security interest in any of the items referred to in Subsections 2.4(a) through 2.4(e) above.

                  (g) Borrowers' Counsel Opinion Letters, in form and substance satisfactory to the Majority Lenders and their counsel, from Borrowers' Counsel for Florida, Delaware, Michigan, Ontario, British Columbia, Nova Scotia, Pennsylvania, Texas, Washington, Minnesota, Tennessee, Illinois (when applicable), Indiana (when applicable), Alberta and various other provinces in Canada opining as to certain matters concerning the Loans.

                  (h) Such policies of liability insurance, flood insurance, worker's compensation insurance, and hazard insurance (with fire extended coverage, vandalism and mischief protection) as the Majority Lenders may request, subject to a standard loss-payee's and additional insured's endorsement in the Agent's favor, in providing at least thirty (30) days prior written notice of any cancellation, modification or non-renewal of the insurance coverage.

                  (i) Incumbency Certificates and Resolutions of the directors or partners, as applicable, of each Borrower authorizing the Loans.

                  (j) Certificates of Good Standing or Existence, as applicable, evidencing that each Borrower is in good standing under the laws of the State or Province of its incorporation or formation and is in good standing in each State and Province where they conduct business, as applicable.

                  (k) Certified copy of the Articles of Incorporation and By-Laws or Partnership Agreement of each Borrower or Certificate of Incorporation and Articles of Association of each Borrower, as applicable.

                  (l) Evidence of compliance by each Borrower with the Florida Fictitious Name Statute, if and as applicable.

                  (m) If applicable, certified copies of the Leases in connection with all leased premises of each Borrower.

                  (n) If applicable, the Landlord's Waiver of Lien Agreement(s) shall be executed by all landlords at business locations of each Borrower waiving the landlord's lien to the lien and effect of the Loans.

                  (o) If applicable, a Subordination Agreement executed by certain shareholders of certain of the Borrowers.

                  (p) Such other documentation as may be required by the Majority Lenders or their counsel.

The foregoing documents, this Agreement and all other documents relating hereto, shall collectively be referred to as the "Loan Documents".

         2.5 The Lenders shall have no obligation to make any Loans in excess of the amount of the Initial Loans. However, upon request by the Borrowers, the Majority Lenders, in their sole and absolute discretion, may approve Additional Loans in such amounts as shall be determined by the Majority Lenders. Such Additional Loans may be made by the Initial Lenders or the Additional Lenders upon the following terms and conditions, and subject to the other provisions of this Loan Agreement:

                  (a) The Additional Lender shall be selected by the Borrowers or the Agent, and must be approved by the Majority Lenders;

                  (b) The Borrowers shall execute Additional Notes evidencing the Additional Loans in favor of the appropriate Lenders;

                  (c) The Borrowers shall execute such Mortgage Modification Agreements, Reaffirmations of Security Agreements, Financing Statements and other associated Loan Documents as are required by the Agent in order to fully secure the Additional Loans;

                  (d) The Additional Lenders, if any, shall execute a Joinder Agreement in the form attached hereto as Exhibit "B" pursuant to which each such Additional Lender becomes obligated as a Lender under this Agreement;

                  (e) The Borrowers, the Agent and the Lender shall execute an Amendment to this Agreement revising Exhibit "F" to reflect the correct Percentage of each Lender after giving effect to the addition of the Additional Loans (and the Additional Lender, as applicable) and otherwise amending this Agreement as required by the Agent and its counsel;

                  (f) The Borrower shall deliver to the Agent such opinions of counsel covering such matters as shall be required by the Agent and its counsel; and

                  (g) Each of the Borrowers and the Lender shall deliver such other documents as the Agent and its counsel shall reasonably request in connection with the Additional Loans.

         2.6 In the event that the Borrowers request the Majority Lenders' consent to the sale or other disposition of any collateral encumbered by the Security Agreements and included in the Borrowing Base, the Borrowers shall provide to Agent at the time of such request, and Agent shall deliver to Lenders within two (2) Business Days after Agent's receipt thereof, certified copies of the Contract for Purchase and Sale of such assets and all documentation associated therewith. Based upon Lenders' review of the foregoing, the Majority Lenders, in their reasonable discretion, shall consent or not consent to the request for the sale or disposition of collateral. Lenders shall consent or not consent to the sale or disposition of collateral no later than five (5) Business Days after the time that Agent receives the last item required to be reviewed by Lenders in connection with the requested sale or disposition of collateral. No consent shall be granted if, at the time of the request, a default has occurred and is continuing under this Agreement or any associated Loan Documents. In addition, in the event that after the sale or other disposition of any collateral the Minimum Asset Ratio is less than 1.4 to 1, then the outstanding principal balance of the Loans must be reduced by an amount necessary to achieve a Minimum Asset Ratio of equal to or greater than
1.4 to 1. The principal payments necessary to effectuate such reduction shall be due and payable in full ON DEMAND. Borrower shall be responsible for the cost of the preparation and recording of all documentation required by Lenders and their counsel in order to evidence the release of collateral upon any sale or other disposition.

                                   ARTICLE 3.
                         MANNER OF MAKING LOAN ADVANCES

         3.1 Except as set forth herein, each Advance and Acquisition Advance to the Borrowers under the Loans shall be made by the Lenders upon written request of RailAmerica to the Agent stating the date on which the Advance is to be made (the "Borrowing Date"), and the principal amount of the Advance or Acquisition Advance requested, said Advance request to be delivered to Agent at least three (3) days prior to the day of the Advance, together with a Cash Remittance Report, on National Bank of Canada form, in the form attached hereto and made a part hereof as Exhibit "J" (the "Remittance Report"). The above set forth written forms may be sent via facsimile, to be immediately followed by delivery of the original forms to Agent. Any notice delivered under this subsection shall be irrevocable and bind the Borrowers to consummate the Advance on the Borrowing Date, provided however, that in connection with a request for an Acquisition Advance, said notice shall not be irrevocable or bind the Borrowers to consummate the Acquisition Advance on the Borrowing Date in the event that the proposed acquisition does not close. Additionally, and as set forth in Article 2, Section 2.1 above, the Borrowers shall provide the Agent with a Minimum Asset Ratio Certificate at least one (1) day prior to the date of an Acquisition Advance. The Borrowers shall also provide Agent with a Quarterly Financial Covenant Compliance Certificate, the form of said Certificate being appended hereto and made a part hereof as Exhibit "K" (the "Financial Covenant Compliance Certificate"), to Agent no less than four (4) times in each fiscal year, on a quarterly basis, within sixty (60) days of the end of each fiscal quarter of Borrowers, excepting for the year end fiscal quarter after which the Financial Covenant Compliance Certificate must be provided within one hundred twenty (120) days.

         3.2 Simultaneous with delivery of the Minimum Asset Ratio Certificate, and in any event not less than one (1) time in each month in each fiscal year of Borrowers, the Borrowers must additionally deliver a list of the receivables and Eligible Receivables to the Agent, together with a list of all sales effectuated by each Borrower between the time of delivery of the last Minimum Asset Ratio Certificate and the time of delivery of the then current Minimum Asset Ratio Certificate, and, a list of all inventory of Borrowers set forth in such detail as is satisfactory to the Majority Lenders, evidencing that there are adequate sales, Eligible Receivables and/or Eligible Inventory to support the Advances.

         3.3 Notwithstanding anything to the contrary set forth above, and as set forth in Section 2.1 above, in connection with any requests for an Acquisition Advance in excess of Five Million and 00/100 Dollars ($5,000,000.00), said request shall be subject to approval by the Majority Lenders, which approval will not be unreasonably withheld. In connection with the same, Borrowers shall provide Agent at the time of the request for an Acquisition Advance certified copies of the Contract for Purchase and Sale and all associated documentation associated with the applicable Borrower's acquisition of a transportation related business, which shall be purchased (in part) from the proceeds of the Acquisition Advance, including without limitation, all contracts, breakout of purchase price, cash flow analysis, projected income from the acquisition and historical performance of the business being acquired (if available). Based upon Lenders' review of all of the above, Lenders may effectuate or not effectuate the Acquisition Advance in Lenders' reasonable discretion. Lenders shall approve or not approve each request for an Acquisition Advance no later than five (5) Business Days, and shall approve or not approve each request for a Collateralized Acquisition Advance no later than ten (10) Business Days, after the time that Agent receives the last item required to be reviewed by Lenders in connection with the applied for Acquisition Advance or Collateralized Acquisition Advance, as applicable. Borrowers shall additionally provide to Agent copies of all closing documentation associated with the acquisition and sale at the time of the closing of said acquisition and shall execute all documentation required by the Majority Lenders, including, without limitation, execution of a Borrower Joinder Agreement by an Additional Borrower, in order to evidence and perfect Agent's and Lenders' security interest in the newly acquired assets.

         3.4 The proceeds of any Advance or Acquisition Advance to the Borrowers shall be made available to the Borrowers no later than 4:00 p.m. (Boca Raton, Florida time) on the Borrowing Date by deposit in immediately available funds in the Loan Disbursement Account which shall consist of a demand deposit account held with such financial institution(s), as the Borrowers may, from time to time, designate in writing to the Agent, and which are acceptable to the Majority Lenders.

         3.5 At the time of the Advance, the Borrowers must deliver to Agent such other reports and documentation as shall be required by Lenders to support the Advance.

         3.6      No Advances shall be made under the Loans after the Maturity
Date.

         3.7 The Lenders agree that in order to facilitate the administration of this Agreement and the Loan Documents, that settlement among them may take place on a periodic basis in accordance with the provisions of this Section. If the Agent elects in its discretion to settle accounts among the Lenders with respect to the principal amount of the Loans less frequently than each Business Day, then the Agent shall designate periodic settlement dates (the "Settlement Dates") which may occur on any Business Day after Closing; provided, however, that the Agent shall designate as a Settlement Date any Business Day upon which interest is due and payable under the Notes; provided, further, that a Settlement Date shall occur at least once during each seven (7) day period. The Agent shall designate a Settlement Date by delivering to each Lender a Settlement Report not later than 12:00 noon (Boca Raton, Florida time) on the proposed Settlement Date, which shall be with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date. Any net increase or decrease in the amount outstanding under the Loan shall, in the event of an increase, be paid by each Lender to the Agent in accordance with their respective Percentage share of the increased amount outstanding, and, in the event of a decrease, shall be paid by the Agent to each Lender in accordance with their respective Percentage share of the decreased amount outstanding; in each case said payment to be effectuated via wire transfer by no later than 3:00 p.m. (Boca Raton, Florida time) on the designated Settlement Date.

         3.8 Each Lender shall make available to Agent its Percentage of all Advances on a timely basis as provided in this Agreement. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Advance, nor shall the Commitment of any Lender hereunder be increased as a result of default by any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Agent for the Borrowers as herein provided, the Agent may, in its sole discretion, but shall not be obligated to, advance under the Notes in its favor as a Lender all or any portion of such amount or amounts (each a "Deficiency Advance"), or the Agent, in its sole discretion, may effectuate a Deficiency Advance in order to facilitate the administration of the Loan and the settlement procedures set forth in Article 3, Section 3.7 above, and shall thereafter be entitled to payments of principal of and interest on such a Deficiency Advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Note; provided that, upon payment to Agent from such other Lender of the entire outstanding amount of such Deficiency Advance, together with accrued and unpaid interest thereon from the most recent date or dates interest was paid to the Agent by the Borrowers on the Loans comprising the Deficiency Advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Note of the Agent in full payment of such Deficiency Advance and the Borrowers shall be deemed to have borrowed the amount of such Deficiency Advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrowers thereon.

                                   ARTICLE 4.
                                LETTERS OF CREDIT

         4.1 Letters of Credit. The Issuing Lender agrees, subject to the terms and conditions of this Agreement, upon request of the Borrowers to issue from time to time for the account of the Borrowers Letters of Credit upon delivery to the Issuing Lender of an Application and

Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Lender; provided, that (i) the aggregate face amount of Letters of Credit outstanding shall not exceed the sum of Ten Million and 00/100 Dollars ($10,000,000.00), and (ii) no Letter of Credit shall be issued if, after giving effect thereto, the face amount of Letters of Credit outstanding plus the outstanding principal balance of the Loans shall exceed the Borrowing Base. No Letter of Credit shall have an expiry date (including all rights of Borrowers or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of (a) (i) in the case of standby Letters of Credit, one (1) year after the date of its issuance and (ii) in the case of documentary Letters of Credit, one hundred twenty (120) days after the date of its issuance or (b) the Maturity Date.

         4.2      Reimbursement.

                  (a) The Borrowers hereby unconditionally agree to pay the Issuing Lender immediately on demand at the Issuing Lender's Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Lender in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Lender (which shall include Advances under the Loan if permitted by Section 2.1) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Lender agrees to give the Borrowers prompt notice of any request for a draw under a Letter of Credit. The Issuing Lender may charge any account the Borrowers (or any of them) may have with it for any and all amounts the Issuing Lender pays under Letters of Credit, plus such other charges and reasonable expenses as may from time to time be agreed to by the Issuing Lender and the Borrowers; provided that to the extent permitted by Section 2.1, all such amounts shall be paid pursuant to Advances under the Loans. The Borrower agrees to pay the Issuing Lender interest on any Reimbursement Obligations not paid when due hereunder at the rate of three percent (3.0%) in excess of the Prime Rate, or the maximum rate permitted by applicable law, if lower, such rate to be calculated on the basis of a year of 360 days for actual days elapsed.

                  (b) The Issuing Lender shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Lender of such drawing.

                  (c) Each Lender (other than the Issuing Lender) shall automatically acquire on the date of issuance thereof, a participation in the face amount of each Letter of Credit issued by the Issuing Lender in an amount equal to such Lender's Percentage of such face amount, and to the extent that the Borrowers are obligated to pay the Issuing Lender under Subsection 4.2(a), each Lender (other than the Issuing Lender) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Lender as hereinafter described, its Percentage of the face amount of such Letter of Credit, in the event the Borrowers do not first pay the same.

                  (d) Each Lender (including the Issuing Lender in its capacity as a Lender) shall, subject to the terms and conditions of Article 2, pay to the Agent for the account of the

Issuing Lender at the Principal Office in Dollars and in immediately available funds, an amount equal to its Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Subsection 4.2(g), if Borrowers do not first pay the same.

                  (e) Simultaneously with the making of each payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrowers. The Reimbursement Obligations of the Borrowers shall be immediately due and payable whether by Advances made in accordance with Section 2.1, or otherwise.

                  (f) Each Lender's obligations to make payment to the Agent for the account of the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Lender in full upon request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender until such Lender pays such amount to the Agent for the account of the Issuing Lender in full at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank.

                  (g) In the event the Lenders have purchased participations in any Reimbursement Obligation as set forth in Subsection 4.2(c), then at any time payment (in full collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by Issuing Lender from the Borrowers, Issuing Lender shall promptly pay to each Lender an amount equal to its Percentage of such payment from the Borrowers.

                  (h) Promptly following the end of each week, the Issuing Lender shall deliver to the Agent a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such week. Upon the request of any Lender from time to time, the Issuing Lender shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

                  (i) The issuance by the Issuing Lender of each Letter of Credit shall, in addition to the conditions precedent set forth in Article 6, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Lender consistent with the then current practices and procedures of the Issuing Lender with respect to similar letters of credit, and the Borrowers shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Lender shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary

Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

                  (j) The Borrowers agree that the Issuing Lender may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be assigned or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (k) Without limiting the generality of the provisions of
Section 17.20, the Borrowers hereby agree to indemnify and hold harmless the Issuing Lender, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities reasonable costs and expenses which the Issuing Lender, such other Lenders or the Agent may incur (or which may be claimed against the Issuing Lender, such other Lenders or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrowers shall not be required to indemnify the Issuing Lender, any other Lenders or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or (ii) caused by the failure of the Issuing Lender to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Subsection 4.2(k) shall survive repayment of the Indebtedness, occurrence of the Maturity Date and expiration or termination of this Agreement.

                  (l) Without limiting Borrowers' rights as set forth in Subsection 4.2(k), the obligation of the Borrowers to immediately reimburse the Issuing Lender for drawings made under Letters of Credit and the Issuing Lender's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of the Borrowers shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever.

         4.3 Letter of Credit Facility Fees. The Borrower shall pay to the Agent, for the pro-rata benefit of the Lenders based on their Percentages, the Letter of Credit Fees specified in Subsection 2.2(e) of this Agreement. Such fees shall be due with respect to each Letter of Credit at such times as are determined by the Issuing Lender. The fees described in this Section 4.3 shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         4.4 Administrative Fees. The Borrowers shall pay to the Issuing Lender such administrative fees and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Lender and the Borrowers shall agree from time to time.

                                   ARTICLE 5.
                       PAYMENTS OF INTEREST AND PRINCIPAL

         All interest under the Loans shall be computed on the basis of a year containing three hundred sixty (360) days for the actual number of days elapsed. Payments of interest (and principal after the Change Date) shall be due and payable to the Agent for the account of each Lender in accordance with the terms and provisions of the Notes, and interest shall accrue at the rate of interest provided in the Notes for each Advance thereunder. Borrowers shall provide written notice of payment to Agent one (1) Business Day prior to the making of any payment of principal, interest and/or fees under the Notes. Each payment of principal, interest and/or fees, and any other amounts required to be paid to the Lenders with respect to the Loans, shall be made to the Agent at the Agent's offices located at 125 W. 55th Street, 23rd Floor, New York, New York 10019, for the account of each Lender, in Dollars and in immediately available funds before 12:00 p.m. (Boca Raton, Florida time) on the date such payment is due. The Agent shall deem any payment made by or on behalf of the Borrowers that is not made in immediately available funds and prior to 12:00 p.m. (Boca Raton, Florida time) to be a non-conforming payment, which shall not be deemed to be received by the Agent until the later of (a) the time such funds become available funds or (b) the next Business Day. Any non-conforming payment may constitute or become an Event of Default hereunder. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (a) the date such funds become available funds or (b) the next Business Day. All payments to be made by the Borrowers for the account of the Lenders on account of principal, interest and/or fees, shall be made without diminution, setoff, recoupment or counterclaim. The Agent will distribute to the Lenders the above set forth payment in accordance with the terms and provisions of Article 3, Section 3.7 of this Agreement.

                                   ARTICLE 6.
                      CONDITIONS PRECEDENT TO FIRST ADVANCE
                  AND ADDITIONAL ADVANCES AND LETTERS OF CREDIT

         6.1 The obligations of Lenders to make the Initial Advance and all additional Advances under the Loans, and of the Issuing Lender to issue Letters of Credit, are subject to the following conditions precedent:

                  (a) Representations and Warranties. The representations, covenants and warranties made by Borrowers in this Agreement shall be true and correct on and as of the date of such Advance.

                  (b) No Default. There shall be no outstanding and uncured default, and no event which with notice or lapse of time or both would become such an Event of Default, under this Agreement, any of the Notes, the Security Agreements, any of the Mortgage Documents, the Collateral Assignments or any other Loan Documents.

                  (c) Railroad Trackage Appraisal. Agent hereby acknowledges receipt of the Railroad Trackage Appraisal; provided however, that Lenders reserve the right to require Borrowers to provide Agent with updated appraisals of the Railroad Trackage at any time during the term of the Loans (provided however, that unless an Event of Default shall have occurred and be continuing, that said appraisals shall be limited to one (1) appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense.

                  (d) Machinery and Equipment Appraisals. Agent hereby acknowledges receipt of the Truck Locators, Inc. Appraisal and the Locomotive Appraisal; provided however, that Lenders reserve the right to require Borrowers to provide Agent with updated appraisals of the Machinery and Equipment at any time during the term of the Loans (provided however, that unless an Event of Default shall have occurred and be continuing, or unless Borrowers are refinancing Machinery and Equipment in accordance with the terms set forth in the Security Agreements, that said appraisals shall be limited to one (1) appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense. Additionally, Lenders reserve the right to additionally require an appraisal in connection with any locomotive or locomotives which Borrower wishes to add to the Borrowing Base.

                  (e) Real Estate Appraisals. Satisfactory fair market value appraisals of each of the Texas Real Property, the Michigan Real Property, the Huron and Eastern Real Property, the Ontario Real Property, the Gettysburg Real Property, the West Texas and Lubbock Real Property, the Minnesota Real Property, the Washington Real Property, the Florida Real Property, the E&N Real Property, the Tennessee Real Property, the TPW Real Property and the RailLink Real Property; provided however, that Lenders reserve the right to require Borrowers to provide Agent with updated appraisals of the Real Property, or any portion thereof, at any time during the term of the Loans (provided however, that unless an Event of Default shall have occurred and be continuing, that said appraisals shall be limited to one (1) appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense.

                  (f) EPA Audit - Michigan Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Michigan EPA Audit.

                  (g) EPA Audit - Ontario Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Ontario EPA Audit.

                  (h) EPA Audit - Texas Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Texas EPA Audit.

                  (i) EPA Audit - West Texas and Lubbock Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the West Texas and Lubbock EPA Audit.

                  (j) EPA Audit - Minnesota Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Minnesota EPA Audit.

                  (k) EPA Audit - Washington Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Washington EPA Audit.

                  (l) EPA Audit - Gettysburg Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Gettysburg EPA Audit.

                  (m) EPA Audit - Florida Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Florida EPA Audit.

NOTE: Agent acknowledges receipt of satisfactory environmental audits in connection with the EPA Audits set forth above.

                  (n) EPA Audit - E&N Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the E&N EPA Audit.

                  (o) EPA Audit - Tennessee Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the Tennessee EPA Audit.

                  (p) EPA Audit - TPW Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the TPW EPA Audit.

                  (q) EPA Audit - RailLink Real Property. Receipt and satisfactory review by the Majority Lenders, in their sole and absolute discretion, of the RailLink EPA Audit.

                  (r) Delivery of Loan Documents. All of the Loan Documents shall have been duly executed and delivered to Agent, and the Mortgage Documents, the Security Agreements, the Financing Statements, and all filings required in the Province of Ontario, the Province of British Columbia, Nova Scotia, Alberta and all other applicable Canadian provinces and territories shall have been recorded in the appropriate public offices.

                  (s) Satisfaction of Conditions in Discussion Letter. Borrower shall have complied with and satisfied in full all of the Conditions Precedent To Closing Credit Facility set forth in the Discussion Letter.

                  (t) Delivery of Other Documents. Borrowers shall have delivered, or caused to be delivered to Agent, the other documents required under Article 2 hereof, and shall have also delivered or caused to be delivered to Agent, the following:

                           (i) Annual financial statements of each Borrower, in form and substance acceptable to the Majority Lenders, prepared in accordance with GAAP, by certified public accountants acceptable to the Majority Lenders.

                           (ii) Report on receivables evidencing that there are adequate Eligible Receivables to support the Initial Advance.

                           (iii) Report on all of Borrowers' inventory evidencing that there is adequate Eligible Inventory to support the Initial Advance.

                           (iv) Such policies of liability insurance, worker's compensation insurance, flood insurance and hazard insurance (with fire extended coverage, vandalism and mischief protection) as the Agent may request subject to a standard loss-payee's, mortgagee's and additional insured's endorsement in the Agent's favor.

                           (v) Such other certification or documentation to be executed by Borrowers as may be reasonably required by the Agent and the Majority Lenders or their counsel pertaining to the closing of the Loans, the disbursement of the Initial Advance and all subsequent Advances of the proceeds hereunder, it being understood that all such items shall be promptly delivered prior to Lenders' obligation to make further Advances hereunder.

                                   ARTICLE 7.
                       USE OF LOAN PROCEEDS; MARGIN STOCK

                  Borrowers desire to obtain extensions of credit of up to One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000.00) from the Lenders to be utilized by RailAmerica on behalf of and for the benefit of the Borrowers for the purposes set forth in Section 2.1 of this Agreement. Borrowers do not own any margin securities and no portion of any Advance or Acquisition Advance or any of the Loans will be used for the purpose of reducing or retiring any indebtedness which was originally incurred by any of the Borrowers to purchase or carry any margin securities, and neither the making of any and all loans, Advances and Acquisition Advances nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System of the United States.

                                   ARTICLE 8.
                         YIELD PROTECTION AND ILLEGALITY

         8.1      INTENTIONALLY OMITTED.

         8.2 Suspension of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any Libor Rate Loan for any Interest Period, the Agent determines (which determination made on a reasonable basis shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Libor Rate" in Section 1.2 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Libor Rate Loans as provided in this Agreement, then the Agent shall give the Borrowers prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Libor Rate Loans that are subject to such condition, or to convert Prime Rate Loans into Libor Rate Loans, and the Borrowers shall on the last day(s) of the then current Interest Period(s) for outstanding Libor Rate Loans, as applicable, convert such Libor Rate Loans into another Libor Rate Loan if such Libor Rate Loan is not subject to the same or similar condition, or Prime Rate Loans, if available hereunder. The Agent shall give the Borrowers notice describing in reasonable detail any event or condition described in this Section 8.2 promptly following the determination by the Agent that the availability of Libor Rate Loans is, or is to be, suspended as a result thereof.

         8.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make or maintain Libor Rate Loans hereunder, then such Lender shall promptly notify the Borrowers (with a copy to the Agent) and such Lender's obligation to make or continue Libor Rate Loans, or to convert Prime Rate Loans into Libor Rate Loans, shall be suspended until such time as such Lender may again make and maintain Libor Rate Loans, and such Lender's outstanding Libor Rate Loans shall be converted into Prime Rate Loans. The conversion of any Libor Rate Loans into Prime Rate Loans shall apply only to any Lender who is affected by such restrictions and who has provided the notice described above, and the obligation of the other Lenders to make, and to convert Prime Rate Loans into, Libor Rate Loans shall not be affected by such restrictions. In the event that the obligation of some, but not all, of the Lenders to make, or to convert Prime Rate Loans into, Libor Rate Loans is so suspended, then any request by the Borrowers during the pendency of such suspension for a Libor Rate Loan shall be deemed a request for such Libor Rate Loan from the Lender(s) not subject to such suspension and for a Prime Rate Loan from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Percentages.

         8.4 Compensation. The Borrowers shall promptly pay to each Lender, upon the request of such Lender, such amount or amounts as shall be sufficient (in the reasonable determination of Agent on behalf of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

                  (a) any payment, prepayment or conversion of a Libor Rate Loan on a date other than the last day of the Interest Period for such Libor Rate Loan, including without limitation any conversion required pursuant to Sections
8.2 or 8.3 above; or

                  (b) any failure by the Borrowers to borrow or convert a Libor Rate Loan on the date for such borrowing or conversion determined in accordance with the terms of this Agreement and the Notes;

such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow or convert to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow or convert, the Interest Period for such Loan which would have commenced on the date scheduled for such borrowing or conversion) at the applicable rate of interest provided for in the Notes over (ii) the Libor Rate (as reasonably determined by the Agent on behalf of the Lenders) for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period. A determination by the Agent on behalf of the Lenders as to the amounts payable pursuant to this Section 8.4 shall be conclusive, provided that such determinations are made on a reasonable basis. The Lender requesting compensation under this Section 8.4 shall promptly furnish to the Borrowers and the Agent calculations in reasonable detail setting forth such Lender's determination of the amount of such compensation.

         8.5 Alternate Loan and Lender. In the event any Lender suspends the making of any Libor Rate Loan pursuant to this Article 8 (herein a "Restricted Lender"), the Restricted Lender's Percentage of any Libor Rate Loans shall bear interest at the Prime Rate or the Libor Rate for which the suspension does not apply, as selected by the Borrowers, until the Restricted Lender once again makes available the applicable Libor Rate Loan. Interest shall be payable to the Restricted Lender in respect of Loans to which the suspension applies at the time and manner as paid to those Lenders making available Libor Rate Loans.

         8.6 Taxes. (a) All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between a Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of such Lender or the Agent pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes imposed on or measured by any Lender's assets, net income, receipts or profits, and (iv) any taxes arising after the Closing Date solely as a result of or attributable to a Lender changing its designated lending office after the date such Lender becomes a party hereto (such non-excluded items being collectively called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrowers hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrowers will

                           (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                           (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                           (iii) pay to the Agent for the account of each Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

                  (b) Prior to the date that any Lender or participant organized under the laws of a jurisdiction outside the United States becomes a party hereto, such Person shall deliver to the

Borrowers and the Agent such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, properly completed, currently effective and duly executed by such Lender or participant establishing that payments to it hereunder and under the Notes are (i) not subject to United States Federal backup withholding tax and (ii) not subject to United States Federal withholding tax under the Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States Federal withholding tax by reason of the application of the provision of a treaty to which the United States is a party or such Lender is otherwise exempt.

                  (c) If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Agent, for the account of the respective Lender, the required receipts or other required documentary evidence, the Borrowers shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 8.6 a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by or on behalf of the Borrowers.

                                   ARTICLE 9.
                         REPRESENTATIONS AND WARRANTIES

         9.1 Each Borrower represents and warrants to Agent and Lenders that, so long as credit remains available to the Borrowers or there is any outstanding balance due under any of the Notes as secured by the Loan Documents:

                  (a) Borrowers have the power to engage in all the transactions contemplated by this Agreement and have full power, authority and legal right to execute and deliver, and to comply with their respective obligations under the Loan Documents, which documents constitute valid and legally binding obligations of Borrowers enforceable against each Borrower in accordance with their respective terms.

                  (b) To the best of their knowledge and belief, there is no suit, action, or proceeding pending or threatened against or affecting any Borrower, before or by any court, administrative agency or other Governmental Authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of any Borrower to comply with the terms hereof.

                  (c) Each Borrower is in good standing within the State or Province in which it is incorporated and, in which it is required to be registered in order to conduct business, and each Borrower as applicable, is fully qualified and authorized to conduct business in the States of Texas, Michigan, Florida, Delaware, Washington, Minnesota, Pennsylvania, Tennessee, Illinois, Indiana, the Province of Ontario, the Province of British Columbia, the Province of Alberta, Nova Scotia and all other applicable Canadian provinces and territories. Borrowers, prior to Closing, will deliver to Lender: (i) resolutions certified as true by the secretary of each

Borrower, authorizing each Borrower's participation in connection with the transactions contemplated herein and execution of the Notes and related Loan Documents, (ii) incumbency certificates of each Borrower, (iii) a certified copy of the Articles of Incorporation and By-laws of each Borrower and, (iv) Corporate Certificates of Good Standing of each Borrower.

                  (d) If any Borrower is a Partnership or Limited Partnership, the agreement governing its operation is in full force and effect and such Borrower is otherwise fully qualified and authorized to do business in the State of Florida. Borrowers, prior to closing, will deliver to Lender: (i) a copy of the partnership agreement, including all modifications and amendments thereto, or memorandum thereof in recordable form, (ii) partnership resolutions identifying the full names of all partners, confirming the partnership as being in full force and effect, empowering a partner to execute the Loan Documents and acknowledging the subject transaction as being in the usual course of the partnership business, (iii) if a limited partnership, a certificate of good standing and, if applicable, a certified copy of its authorization to conduct business in each state in which it conducts business, and (iv) a Certificate of Limited Partnership to be executed by the partnership and recorded in the Public Records of the appropriate county.

                  (e) Neither the execution nor delivery of any of the Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of the Charter, Articles of Incorporation, By-Laws or Partnership Agreement, where applicable, of any Borrower or of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other Governmental Authority, or of any agreement or other instrument to which any Borrower is a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Borrower, other than those created under this transaction in favor of Lenders.

                  (f) Each of the Borrowers is Solvent after giving effect to the transactions contemplated by the Loan Documents.

                  (g) Except as otherwise disclosed on Exhibit "L", during the one year period preceding the Closing Date, none of the Borrowers has been known or has used any corporate or fictitious name other than the corporate name of such Borrower on the Closing Date. All trade names or styles under which any of the Borrowers sells inventory or equipment or creates receivables, or to which instruments in payment of receivables are made, are listed on Exhibit "L".

                  (h) No consent, approval or other authorization of or by any Governmental Authority is required in connection with the execution or delivery by any of the Borrowers of the Loan Documents, or compliance with the provisions hereof or thereof.

                  (i) There are no actions, suits or proceedings pending or, to the knowledge of any Borrower, overtly threatened against or affecting any Borrower, at law or in equity, or before or by any Federal, State, Provincial, municipal or other Governmental Authority, which involve any of the transactions herein contemplated or the possibility of any judgment or liability which would, in the case of any Borrower, result in any material adverse change in the business, operations, properties or assets or in the financial condition of any Borrower. No Borrower is in default with respect to (a) any judgment, order, writ, injunction or decree or (b) any rule or regulation of any court or Federal (United States or Canada), State, Provincial, municipal or other Governmental Authority, which would have a material adverse effect on its business, properties or condition (financial or otherwise).

                  (j) Subject to any limitation stated thereon or by Borrowers, in writing, all balance sheets, earnings statements and other financial data which have been or shall hereafter be furnished to the Agent or the Lenders to induce them to enter into this Agreement or otherwise in connection herewith, do or will fairly represent the financial condition of each Borrower as of the dates and the results of their operations for the period for which the same are furnished to the Agent and/or the Lenders and have been or will be prepared in accordance with Lenders' requirements, and that all other information, reports and other papers and data furnished to the Agent and/or the Lenders are or will be, to the best of Borrowers' knowledge, at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Agent and/or the Lenders a true and accurate knowledge of the subject matter. There are no material liabilities of any kind of any Borrower as of the date of the most recent financial statements which are not reflected therein. There have been no materially adverse changes in the financial condition or operation of any Borrower since the date of such financial statements. Borrowers shall provide financial statements of Borrower prepared in accordance with Lenders' requirements, certified by Borrower, or their respective accountants that said financial statements are true and accurate, on an annual basis within one hundred twenty (120) days of the end of the Borrowers' fiscal year, and, on an interim basis as may be required by Lenders.

                  (k) Borrowers will pay all obligations, including tax claims, when due, except such as any Borrower contests in an appropriate proceeding, in which event such Borrower shall furnish to Lenders, if requested, a bond or other security satisfactory to Lenders in an amount sufficient to protect Lenders and their interests herein.

                  (l) There is no default on the part of any Borrower under this Agreement, any of the Notes, the Security Agreements, any of the Mortgage Documents, the Collateral Assignments or any of the other Loan Documents.

                  (m) The Borrowers have dealt with no broker or finder in connection with the Loans, and the Borrowers, jointly and severally hereby agree to indemnify the Agent and the Lenders and to hold the Agent and the Lenders harmless of and from any and all claims for broker's or finder's fees or commissions in connection with the Loans, and agree to pay all expenses (including but not limited to attorney's fees and expenses) incurred by the Agent or the Lenders in connection with the defense of any action or proceeding brought to collect any such fees and commissions, or otherwise relating to any such broker's claims resulting from or arising out of any claim that any Borrower consulted, dealt or negotiated with the person or entity making such brokerage claim.

                  (n) Each Plan, pension, profit sharing or other employee benefit plan, maintained by each Borrower is in material compliance with ERISA, the Code, and with respect to Canadian Borrowers all applicable laws of Canada and all applicable Canadian provinces, and all applicable rules and regulations adopted by regulatory authorities pursuant thereto. Each Borrower has filed all material reports required to be filed by ERISA, the Code and with respect to Canadian Borrowers all applicable laws of Canada and all applicable Canadian provinces, and such rules and regulations. In addition, any qualified Plans subject to the minimum funding standards, do not, as of the date hereof, have a funding deficiency, as defined by ERISA. No Reportable Event material in relation to the business operations, property, financial or other conditions of any Borrower has occurred with respect to any Plan. No tax penalty nor other liability in the aggregate material in relation to business operations, property, or financial conditions of any Borrower has been assessed against any Borrower with respect to a Plan.

                  (o) Each Borrower has filed or caused to be filed all tax returns, which to the knowledge of the Borrowers, are required to be filed, and has fully paid all taxes shown to be due and payable on said returns or any assessments made against it or its property, and all other taxes, fees, or other charges imposed on it or any of its property by any Governmental Authority. No tax liens have been filed and, to the knowledge of Borrowers, no claims are being made or may hereafter be asserted with respect to any such taxes, fees or other charges except for (i) those, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Generally Accepted Accounting Principles have been provided on the books of Borrowers, as the case may be; and (ii) such failures to file or pay such tax liens or claims as could not, in the aggregate, reasonably be expected to have a material adverse effect on the business operations, property or financial or other condition of the Borrowers, and cannot be expected to have an adverse effect on the ability of the Borrowers to perform any of their respective obligations in any material respect under this Agreement, the other Loan Documents, or under any other contractual obligation.

                  (p) All copies of all documents, reports, and statements heretofore furnished by or on behalf of each Borrower, or in connection with this Agreement to the Lenders, are, and those delivered subsequent to the date hereof, will be true and correct copies of the originals of such documents, reports and statements. All matters stated or certified in any written statement, certificate, report or other writing heretofore furnished pursuant to this Agreement by or on behalf of each Borrower to the Lenders are, and all matters stated or certified subsequent to the date hereof, will be true and correct as of the date stated or certified. All such documents, reports, statements, writings and certifications shall be in form and detail satisfactory to the Lenders.

                  (q) The Borrowers own or lease all of their properties and assets reflected on the balance sheets referred to in Subsection 9.1(j) hereof, except for such properties and assets as have been disposed of since that date as no longer used or useful in the conduct of their business or as have been disposed of in the ordinary course of business.

                  (r) All of the properties and assets set forth in Subsection 9.1(j) are free and clear of all mortgages, pledges, liens, charges and other encumbrances of any nature whatsoever, except as disclosed in any Mortgagee title insurance commitments and/or policies issued to the Agent and/or the Lenders in connection with this transaction, as to the Real Property, and as set forth in lien searches obtained by the Agent and/or the Lenders on or before the date hereof in connection with this transaction, as to personal property.

                  (s) To the best of their knowledge, the Borrowers are not in default in the performance, observance of fulfillment of any of the obligations, covenants or conditions contained in any lease for real or personal property, which would have a material adverse affect on their business and all such leases are valid and existing and in full force and effect.

                  (t) No Borrower is in default under any of the Franchises and the Borrowers have full right and authority to operate the railroads thereunder. Each of the Borrowers owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, tradenames, tradename rights, trade secrets, and copyrights necessary to or used in the conduct of its business as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, tradename, copyright or other proprietary right of any other Person.

                  (u) Excepting for West Texas and E&N, which are parties to collective bargaining agreements and/or unionized, none of the employees of any of the Borrowers or any of their subsidiaries is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending, or, to the best knowledge of the Borrowers, threatening any of the Borrowers or any of their subsidiaries, or between any of the Borrowers (or any of their subsidiaries) and any of their employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a materially adverse affect on any of the Borrowers.

                  (v) No Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 and any amendments thereto.

                                   ARTICLE 10.
                              COVENANTS OF BORROWER

         10.1 Each Borrower shall do, or cause to be done, all of the things necessary to preserve, renew and keep in full force and effect, its corporate existence and its rights, licenses, Franchises and permits and shall comply with all laws applicable to it, operate its business in a proper and efficient manner, and substantially as presently operated or proposed to be operated, and at all times shall maintain, preserve and protect all Franchises and trade names and preserve all property used or useful in the conduct of its business (including, without limitation, the Railroad Trackage and the Machinery and Equipment) and keep the same in good repair, working order and condition, and from time to time make or cause to be made any needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         10.2 Each Borrower shall at all times maintain true and correct books and records and shall keep its books and records in accordance with Generally Accepted Accounting Principles, and shall furnish the Agent with such financial statements as may be required by the Majority Lenders on a yearly and interim basis as set forth in this paragraph and other parts of this Agreement.

         10.3 Each Borrower shall properly pay and discharge (a) all taxes, assessments and governmental charges upon or against such Borrower or its assets prior to the date on which penalties are attached thereto, unless, and to the extent, such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established; and (b) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of such Borrower, unless and to the extent only that the same are transferred to bond, being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

         10.4 Each Borrower shall, at its expense, comply with all of the insurance requirements set forth in this Agreement, the Mortgage Documents and the Security Agreements throughout the term of the Loans.

         10.5 The Borrowers, jointly and severally, shall indemnify and save harmless the Agent and the Lenders from any and all loss or damage of whatsoever kind and from any suits, claims, or demands, including, without limitation, the Agent's and the Lenders' reasonable legal fees and expenses, at all trial and appellate levels, on account of any matter or thing arising out of this Agreement or in connection herewith, or on account of any act or omission to act by any of the Borrowers in connection with this Agreement and the Loans. The Borrowers, jointly and severally further agree to pay any and all taxes (other than taxes on or measured by net income of the Lenders) incurred or payable in connection with the execution and delivery of this Agreement and the Loans and all other loans from Lenders (or any of them) to Borrowers (or any of them). Such obligation shall survive repayment of the Loans.

         10.6 Lenders shall have the right, at Lenders' cost, from time to time hereafter and until the maturity of the Loans, to publicize and advertise in any manner Lenders' participation as lenders in connection with the Loans.

         10.7 The Borrowers shall: (a) make full and timely payments of the principal and interest due and owing under each of the Notes and the Indebtedness of the Borrowers to the Lenders, whether now existing or hereafter arising; (b) duly comply with all of the terms and covenants contained in each of the Loan Documents; and (c) at all times maintain the liens and security interests provided for under or pursuant to this Agreement and all other applicable Loan Documents as valid and perfected liens and security interests on the property intended to be covered thereby.

         10.8 The Borrowers shall provide the Agent with prompt written notice upon the commencement of any action, suit or claim or counter-claim or proceeding against or investigation of any Borrower (except when such alleged liability is not material or is fully covered by insurance).

         10.9     The Borrowers shall promptly notify the Agent in writing of
(a) any material assessments by any taxing authorities for unpaid taxes as soon as any Borrower has knowledge thereof; and (b) any alleged default by any Borrower in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or indenture or instrument to which such Borrower is a party, or which is binding upon any Borrower, and upon any default by any Borrower in the payment of any of its indebtedness.

         10.10 Each Borrower shall pay all indebtedness and obligations promptly and in accordance with their respective terms and pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon them or in respect of their property, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such property or any part thereof, and timely comply with all applicable laws and governmental rules and regulations.

         10.11 The Borrowers shall give the Agent prompt written notice of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency, the outcome of which might adversely affect the operations or financial condition of the Borrowers (or any of them) or adversely affect the ability of the Borrowers to perform under the Loan Documents.

         10.12 The Borrowers shall give the Agent prompt written notice of any Event of Default hereunder, or any event of default, with respect to their obligations under any of the other Loan Documents to which any Borrower is a party indicating the nature and status thereof and the action which the party giving such notice proposes to take with respect thereto.

         10.13 Borrowers shall not directly or indirectly engage in any business activity which would represent a material change from the kind of business activity currently engaged in by them, which in the aggregate would have a substantial and material effect on the Borrowers' business, without the prior written consent of Lenders, which consent shall be in Lenders' sole discretion.

         10.14 No Borrower shall, upon the occurrence of an uncured Event of Default or an event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, as well as during the continuance thereof: (a) declare any dividend or make any other distribution with respect to its stock (whether by reduction of capital or otherwise), or redeem, retire, purchase or otherwise acquire, directly or indirectly, for value or set apart any sum for the redemption, retirement, purchase or other acquisition of, directly or indirectly, any shares of its common stock or warrants or options to purchase any shares of its common stock; or (b) declare dividends or make any other distribution with respect to its stock (whether by reduction of capital or otherwise).

         10.15 In connection with the Locomotive Appraisal, the Railroad Trackage Appraisal, the Truck Locators, Inc. Appraisal and the Real Estate Appraisals, Borrowers shall provide to the Agent updated appraisals of all or any of the same as required by the Majority Lenders at any time during the term of the Loans (provided however, that unless an Event of Default shall have occurred and be continuing, or unless Borrowers are refinancing Machinery and Equipment in accordance with the terms set forth in the Security Agreements, that each of the above set forth appraisals shall be limited to one (1) re-appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense. Additionally, Borrowers shall have the right to obtain updated appraisals of all or any of the above set forth appraisals for the purpose of determining the then current value of the assets which are re-appraised in order to apply for an increased amount of availability under the Loans. Said re-appraisals shall be performed at Borrowers' sole cost and expense, and, must be in form and content acceptable to the Majority Lenders in their sole discretion. The re-appraisal must additionally be based upon the same standards as the initial appraisal related to the property which is being appraised was based (e.g., if the original appraisal was based on a forced liquidation valuation, the new appraisal must also be based upon a forced liquidation valuation; if the original appraisal was based upon a fair market valuation, the new appraisal must be based upon a fair market valuation). The determination as to availability under the Loans, based upon said re-appraisal(s), shall be determined by the Majority Lenders in their sole discretion; provided further, that it is acknowledged by Borrowers that in the event that said re-appraisal indicates a diminution in value of the reappraised assets that availability under the Loans will be reduced accordingly.

         10.16 Each of the Borrowers, together with all (directly owned or indirectly owned) subsidiary corporations of RailAmerica (the "Subsidiary Corporations") shall on a consolidated basis comply with all of the following covenants, terms and conditions:

                  (a) Borrowers shall provide to the Agent annual consolidated and consolidating audited financial statements of each Borrower, prepared in accordance with GAAP, by certified public accountants acceptable to the Majority Lenders, in form and substance acceptable to the Majority Lenders, within one hundred twenty (120) days following the end of each fiscal year of Borrowers.

                  (b) Borrowers shall provide to the Agent quarterly internally prepared financial statements of each Borrower, in form and substance acceptable to the Majority Lenders, within sixty (60) days of the end of each quarterly period in each fiscal year of the Borrowers.

                  (c) Borrowers shall allow the Agent to conduct semi-annual audits (the frequency of which may be adjusted at any time by Agent, in the event the Majority Lenders deem the same necessary due to an adverse change or trend in the Borrowers' business) of the Borrowers performed in each fiscal year of Borrowers during the term of the Loans. There shall be a semi-annual audit fee due and owing from Borrowers to Agent in connection with said audits based upon a charge of Four Hundred and 00/100 Dollars ($400.00) per day plus expenses, provided further that so long as audits are not conducted more often than on a semi-annual basis, the annual fees for said audits shall not exceed the sum of Ten Thousand and 00/100 Dollars ($10,000.00) plus expenses.

                  (d) Borrowers must provide the Agent, within one hundred twenty (120) days after the end of each fiscal year of Borrowers (12/31), projections reflecting Borrowers' performance for the next three (3) fiscal years, with said projections to be broken down on a quarterly basis.

                  (e) Borrowers shall provide to the Agent on a semi-annual basis, a complete and updated listing of all of their customers and account debtors, which listing shall include all of the customers' and account debtors' addresses and phone numbers.

                  (f) At the option of the Majority Lenders, Borrowers shall provide to the Agent at such times as shall be required by the Majority Lenders, an aged analysis of all outstanding accounts receivable and accounts payable of Borrowers, in form and content acceptable to the Majority Lenders, together with an aged analysis of all inventory of Borrowers, in form and substance acceptable to the Majority Lenders.

                  (g) Borrowers shall at all times maintain a Tangible Net Worth (which is defined as net worth plus Subordinated Debt, less goodwill and other intangibles) of not less than Fifty-Five Million and 00/100 Dollars ($55,000,000.00) plus (i) fifty (50%) percent of annual net income for each fiscal year ended, beginning with the fiscal year ending December 31, 1999, it being acknowledged that Borrower's annual net income must be in excess of Zero and 00/100 Dollars ($-0-) in each fiscal year, plus (ii) seventy-five percent (75%) of the aggregate net proceeds of any Subordinated Debt or equity offerings. Additionally, excluding Canada, at all times foreign investments, advances, joint ventures, and other similar investments outside of the United States cannot exceed fifty percent (50%) of the Borrowers' consolidated Tangible Net Worth.

                  (h) Borrowers shall maintain a Minimum Asset Ratio of not less than 1.4 to 1 at all times during the term of the Loans.

                  (i) Borrowers shall maintain a Leverage Ratio (which is defined as total liabilities less Subordinated Debt and non-recourse indebtedness divided by Tangible Net Worth) of not greater than 2.50 to 1 at all times.

                  (j) Borrowers shall not declare or pay any dividend or make any other distributions with respect to their stock, both common and preferred (whether by reduction of capital or otherwise); provided, however, so long as there is no then existing Event of Default and no event which with notice, or lapse of time, or both, would constitute an Event of Default, that Borrowers may declare and pay an annual dividend of up to twenty percent (20%) of annual net income on the Borrowers' preferred and common stock.

                  (k) Borrowers shall maintain an Interest Coverage Ratio (which is defined as earnings before interest and taxes divided by total senior interest expense) of not less than 2.0 to 1 from Closing through the quarter ending December 31, 1999, and of not less than 2.25 to 1 at all times thereafter, said ratio to be calculated on a rolling four (4) quarter basis.

                  (l) Borrowers shall maintain a Cash Flow Coverage Ratio (which is defined as total senior debt outstanding divided by pro forma earnings before interest, taxes, depreciation and amortization) calculated on a rolling four (4) quarter basis of not greater than 4.75 to 1 from Closing through the quarter ending December 31, 1999; not greater than 4.50 to 1 from January 1, 2000 through the quarter ending December 31, 2000; and not greater than 4.25 to 1 thereafter. So long as Borrower shall have delivered to Agent financial information, in form and substance satisfactory to the Majority Lenders, regarding any domestic property acquired which disclose the prior operating results of such domestic property, the pro forma effect of any acquisition by Borrower during such twelve (12) month period shall be included in EBITDA under this definition as if such acquisition occurred on the first day of such period.

                  NOTE: IN CONNECTION WITH THE COVERAGE RATIOS SET FORTH IN (k) AND (l) ABOVE, ALL CALCULATIONS ARE EXCLUSIVE OF FOREIGN SUBSIDIARY CORPORATIONS (OTHER THAN CANADIAN SUBSIDIARY CORPORATIONS). ADDITIONALLY, BOTH EBIT AND EBITDA CALCULATIONS SHALL INCLUDE CASH DIVIDENDS AND CASH PAYMENTS FROM NON-BORROWING SUBSIDIARY CORPORATIONS OF RAILAMERICA.

                  (m) Borrowers shall provide to the Agent the Remittance Reports, the Minimum Asset Ratio Certificates, the Financial Covenant Compliance Certificates, the list of Receivables and Eligible Receivables, the list of all sales effectuated by each Borrower and the list of all inventory of Borrowers in accordance with and at the times required by the terms and provisions of Sections 3.1 and 3.2 of this Agreement.

                  (n) Borrowers shall not loan money to any officers, directors, shareholders and/or employees of Borrowers during the term of the Loans in the aggregate exceeding One Million and 00/100 Dollars ($1,000,000.00) in any fiscal year, without the consent of the Majority Lenders.

                  NOTE: IN CONNECTION WITH THE ABOVE, ALL ACCOUNTING TERMS USED SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. ADDITIONALLY, ALL OF THE ABOVE SET FORTH RATIOS SHALL BE TESTED ON A QUARTERLY BASIS, EXCEPTING FOR THE MINIMUM ASSET RATIO, WHICH SHALL BE TESTED ON A MONTHLY BASIS, AND, EXCEPT AS SET FORTH IN SUBSECTION 10.16(m) ABOVE. ADDITIONALLY, FOR PURPOSES OF THIS
                  SECTION 10.16, EACH REFERENCE TO THE BORROWERS SHALL REFER TO THE BORROWERS, TOGETHER WITH THE SUBSIDIARY CORPORATIONS ON A COLLECTIVE BASIS.

         10.17 There shall be no subordinate financing of the Real Property, or any portion thereof, or the other property included in the Collateral (as defined in the Security Agreements), and no sale or transfer of ownership of the Real Property, or any portion thereof, or other Collateral and no changes (ownership or management) in the borrowing entities without the Majority Lenders' prior written approval.

         10.18 The Borrowers (collectively) shall establish no additional employee benefit plans of any nature in excess of One Million and 00/100 Dollars ($1,000,000.00) in the aggregate without the prior written consent of the Majority Lenders. Each pension, profit sharing, or other employee benefit plan, at any time, maintained by any Borrower, shall be in material compliance with ERISA, the Code, applicable laws of Canada and all applicable provinces and territories in Canada and all applicable rules and regulations adopted by regulatory authorities, pursuant thereto. Borrowers will cause to be filed all material reports required to be filed by ERISA, the Code, applicable laws of Canada, and all applicable provinces or territories in Canada, and such rules and regulations.

         10.19 The Borrowers within ten (10) days after written request from the Agent, will furnish a written statement in form satisfactory to the Majority Lenders, duly acknowledged: (i) setting forth the unpaid principal balance of, and the interest and other sums due on, the Indebtedness evidenced by the Notes and/or secured by any of the other Loan Documents; (ii) stating whether or not any offsets or defenses exist against the payments due under the Notes or any of the other Loan Documents; (iii) stating the current maturity date of the Notes; and (iv) setting forth such other information as the Majority Lenders may request from time to time.

         10.20 The Borrowers shall notify the Agent immediately of any change in the name of any Borrower, the principal place of business of any Borrower, the office where the books and records of any Borrower are kept or any change in the registered agent of any Borrower for the purpose of service of process.

         10.21 The Borrowers shall use the funds borrowed by RailAmerica (for the benefit of the Borrowers) under this Agreement solely for the purposes set forth in this Agreement, excepting that up to Two Million and 00/100 Dollars ($2,000,000.00) of Advances in the aggregate outstanding at any one time, may be used for the operations of foreign Subsidiary Corporations; provided, however, that availability under the Borrowing Base created directly or as a result of the outstanding principal amount of the Loan being reduced from the proceeds of an equity or Subordinated Debt offering may be used for Advances to or investments in foreign subsidiaries so long as the Borrowers remain in compliance with all other covenants set forth in this Agreement.

         10.22 No Borrower shall provide any guaranty(s) in excess of Five Million and 00/100 Dollars ($5,000,000.00) in the aggregate or outstanding at any one time without the prior written approval of the Majority Lenders, as determined by the Majority Lenders in their sole and absolute discretion. Excluded from the above set forth provision are any guaranty(s) currently outstanding in favor of Barclays Bank in connection with the One Hundred Million and 00/100 Dollar ($100,000,000.00) loan described in Article 2, Section 2.2(d) herein.

         10.23 Borrowers shall take all actions necessary to assure that Borrowers' computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Agent, Borrowers shall provide Agent assurance acceptable to Agent of Borrowers' Year 2000 compatibility. Borrowers hereby covenant and agree that all of Borrowers' information systems, including without limitation all computer hardware and software, networks, databases, and all other electronic data storage, retrieval and computation hardware, software and devices of any kind (collectively, the "Information Systems"), have been and/or will be updated and modified to accommodate and conform to the Year 2000 date change, and are and/or will be in full compliance with any and all federal, state and local laws, regulations and ordinances relating to the same, whether now in effect, or hereafter enacted (collectively, the "Information System Laws").

         Borrowers hereby jointly and severally agree, unconditionally, absolutely, and irrevocably, to indemnify, defend, and hold harmless Agent and Lenders, their affiliates, successors, assigns, and their officers, directors, employees, and agents against and in respect of any loss, liability, cost, injury, expense, or damage of any and every kind whatsoever (including without limitation, court costs and attorneys' fees and expenses) which at any time or from time to time may be suffered or incurred, directly or indirectly, in connection with, with respect to, or as a direct or indirect result of the failure of Borrowers to update or modify their Information Systems to accommodate and conform to the Year 2000 date change and/or fully comply with all Information System Laws including, without limitation, any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under the Information System Laws, whether now known or unknown.

         10.24 BORROWERS AND LENDERS ACKNOWLEDGE THAT THE MINNESOTA DEPARTMENT OF REVENUE MAY ASSERT THE POSITION THAT LIMITATION OF THE INDEBTEDNESS SECURED BY THE MINNESOTA MORTGAGE DOCUMENTS REQUIRES THAT THE MINNESOTA MORTGAGE DOCUMENTS BE RELEASED OR BE DEEMED RELEASED AT SUCH TIME AS THE LENDERS HAVE RECEIVED ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) IN REPAYMENT OF PRINCIPAL UNDER THE LOANS, NOTWITHSTANDING ANY OTHER ALLOCATION OF FUNDS AGREED TO BY BORROWERS AND LENDERS. NOTWITHSTANDING ANY

POSITION OF THE MINNESOTA DEPARTMENT OF REVENUE CONCERNING THIS MATTER, BORROWERS HEREBY WAIVE ANY AND ALL CLAIMS ANY OF THEM MAY NOW OR HEREAFTER HAVE TO CHALLENGE THE VALIDITY OF THE MINNESOTA MORTGAGE DOCUMENTS AS A RESULT OF THE LIMITATION OF THE INDEBTEDNESS SECURED BY THE MINNESOTA MORTGAGE DOCUMENTS AND THE REPAYMENT OF ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) OF PRINCIPAL UNDER THE LOANS, AND BORROWERS FURTHER AGREE THAT THE MINNESOTA MORTGAGE DOCUMENTS SHALL ONLY BE RELEASED UPON SATISFACTION OF THE TERMS AND CONDITIONS CONTAINED THEREIN AND IN THE OTHER LOAN DOCUMENTS.

                                   ARTICLE 11.
                                EVENTS OF DEFAULT

         Each of the following is an Event of Default:

                  (a) If Borrowers fail to pay any installment of interest or principal under any of the Notes when the same shall become due, subject to any grace period(s) set forth in the applicable Note, if any, together with Borrower's failure to pay any other monetary obligation in connection with the Loans and/or any of the Loan Documents ("Monetary Default");

                  (b) The dissolution, termination of existence, merger, consolidation or reorganization of any of the Borrowers (other than the merger or consolidation of one or more of the Borrowers into each other);

                  (c) If there occurs any default under any other term of this Agreement, any of the Notes, any of the Mortgage Documents, any of the Security Agreements, any of the Collateral Assignments or any of the other Loan Documents relating hereto or thereto;

                  (d) If any representation or warranty of any Borrower hereunder shall prove to be incorrect in any material respect;

                  (e) The commencement of levy, execution or attachment proceedings against any Borrower, or the application for or appointment of a liquidator, receiver, custodian, sequester, conservator, trustee, or other similar judicial officer (and such appointment continues for a period of thirty
(30) days in the case of an involuntary proceeding), or the insolvency, in the bankruptcy or equity sense, of any Borrower;

                  (f) The assignment for the benefit of creditors, or the admission in writing of any inability to pay any debts generally as they become due, or ordering the winding up or liquidation of its affairs, by any Borrower, or the commencement of a case by or against any Borrower, under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar law, state or federal, and in the case of an involuntary proceeding, not otherwise dismissed within thirty (30) days of such filing;

                  (g) The determination by any Borrower to request relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, provincial, state or federal (United States or Canada), including without limitation the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets;

                  (h) There shall have occurred any substantial adverse change in the financial condition of RailAmerica or any other Borrower, which in the case of a Borrower other than RailAmerica, must adversely impact the ability of the Borrowers to repay the Notes or perform the Borrowers' obligations under this Loan Agreement, the Mortgage Documents, the Security Agreements or any of the other Loan Documents;

                  (i) If any Borrower shall have failed to comply with any other material agreement, covenant, condition, provision or term contained in this Agreement;

                  (j) There shall be entered against any Borrower one or more judgments or decrees which have not been satisfied within thirty (30) days of entry or appealed and transferred to bond within thirty (30) days of entry of the same;

                  (k) There shall occur an Event of Default by any Borrower in the performance of its obligations under the Indebtedness, or under any other loan agreement with the Lenders (or any of them) and/or any other lender; provided that such other lender files suit in connection with the same;

                  (l) If any Borrower loses any rights to operate on any portion of the Railroad Trackage under any of the Franchises, excepting that it is acknowledged by Lenders that the Vassar, Michigan section of the portion of the railroad line operated pursuant to an existing operating agreement of Huron may expire and not be renewed, which shall not be an Event of Default, and in the case of E&N, such loss of Franchise rights or agreements must adversely affect E&N's railroad operations, as determined by the Majority Lenders, for the same to constitute an Event of Default; or

                  (m) If any change or event shall occur which in the Majority Lenders' exclusive judgment materially impairs any security for the Loans, increases Lenders' risk in connection with the Loans, or indicates that any Borrower may be unable to perform its respective obligations under any Loan Document.

                                   ARTICLE 12.
                                    SET-OFFS

         In addition to any other rights the Lenders may have at law or in equity, if any Borrower becomes insolvent howsoever evidenced, or any Event of Default occurs and is continuing, any indebtedness from the Lenders to each Borrower, and any other property of each Borrower held by the Agent or the Lenders, may be set-off and applied towards the payment of the Indebtedness of Borrowers under this Agreement (including, but not limited to, all indebtedness evidenced by the Notes) to the Lenders on a pro-rata basis, including, without limitation, any note payable to any of the Lenders, whether or not such Indebtedness of each Borrower to the Lenders on such note or any part thereof shall then be due.

                                   ARTICLE 13.
                          REMEDIES IN EVENT OF DEFAULT

         13.1 Upon any Event of Default, subject only to any notice requirement and grace period expressly provided in the Notes, the Mortgage Documents, the Collateral Assignments or the Security Agreements, if any, the Agent and the Lenders shall be entitled to all of their rights or remedies hereunder, at law or in equity and under the Notes, the Mortgage Documents, the Collateral Assignments, the Security Agreements and any other Loan Document, including, without limitation, the right to declare the outstanding principal balance of the Notes, the accrued interest thereon, and all other obligations of the Borrowers to the Agent and the Lenders under this Agreement and the other Loan Documents to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes and the other Loan Documents to the contrary notwithstanding, and the Lenders' obligations to make any additional Advances hereunder shall be permanently terminated.

         13.2 All of the remedies herein given to the Agent and the Lenders or otherwise available to them shall be cumulative and may be exercised concurrently. Failure to exercise any of the remedies herein provided shall not constitute a waiver thereof by the Agent or the Lenders, nor shall use of any such remedies prevent the subsequent or concurrent resort to any other remedy or remedies which shall be vested in the Agent and the Lenders by this Agreement or at law or in equity. To be effective, any waiver by the Agent or the Lenders must be in writing and such waiver shall be limited in its effect to the condition or default specified therein; but no such waiver shall extend to any subsequent condition or default or impair any right consequent thereon.

                                   ARTICLE 14.
                                      AGENT

         14.1 Appointment of Agent. Each Lender and the holder of each Note irrevocably appoints and authorizes the Agent to act on behalf of such Lender or holder under this Agreement and the Loan Documents and to exercise such powers hereunder and thereunder as are specifically delegated to Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto, including without limitation the power to execute or authorize the execution of financing or similar statements or notices, and other documents. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any of the Borrowers. Each Lender agrees

(which agreement shall survive any termination of this Agreement) to reimburse Agent for all reasonable out-of-pocket expenses (including in-house and outside attorneys' fees and disbursements) incurred by Agent hereunder or in connection herewith or with an Event of Default or in enforcing the obligations of Borrowers under this Agreement or the Loan Documents or any other instrument executed pursuant hereto, and for which Agent is not reimbursed by Borrowers, pro-rata according to such Lender's Percentage. Agent shall not be required to take any action under the Loan Documents, or to prosecute or defend any suit in respect of the Loan Documents, unless indemnified to its reasonable satisfaction by the Lenders against loss, costs, liability and expense. If any indemnity furnished to Agent shall become impaired, Agent may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

         14.2 Scope of Agent's Duties. The Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with any Lender (and no implied covenants or other obligations shall be read into this Agreement against the Agent). Neither Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith with the consent or at the request of the Majority Lenders or in the absence of their own gross negligence or willful misconduct, nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by each of the Borrowers of its obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder. Agent shall be entitled to rely upon any certificate, notice, document or other communication (including any cable, telegraph, telex, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper Person. Agent may treat the payee of any Note as the holder thereof. Agent may employ agents and may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Lenders (except as to money or property received by Agent or its authorized agents), for the negligence or misconduct of any such agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accounts or experts.

         14.3 Successor Agent. Agent may resign as such at any time upon at least thirty (30) days prior notice to Borrowers and all Lenders. In addition, Agent may be removed at any time by the Majority Lenders (excluding, in the computation thereof, NBC) upon the gross negligence or willful misconduct of Agent or upon Agent's failure to comply with the terms and conditions of this Agreement (but not otherwise). If Agent at any time shall resign or if the office of Agent shall become vacant for any other reason, the Majority Lenders shall, by written instrument, appoint successor agent(s) (satisfactory to such Majority Lenders and to the Borrowers, which consent, in the case of the Borrowers, shall not unreasonably be withheld) which shall thereupon become the Agent hereunder, as applicable, and shall be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request. Any such successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof and shall have a combined capital and surplus of at least $500,000,000. If a successor is not so appointed or does not accept such appointment before the resigning Agent's resignation becomes effective, the resigning Agent may appoint a temporary successor to act until such appointment by the Majority Lenders is made and accepted, or if no such temporary successor is appointed as provided above by the resigning Agent, the Majority Lenders shall thereafter perform all of the duties of the resigning Agent hereunder until such appointment by the Majority Lenders is made and accepted. Such successor Agent shall succeed to all of the rights and obligations of the resigning Agent under this Agreement and the Loan Documents as if originally named. The resigning Agent shall duly assign, transfer and deliver to such successor Agent all moneys at the time held by the resigning Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed. Upon such succession of any such successor Agent, the provisions of this Article 14 shall continue in effect for the benefit of the resigning Agent in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         14.4 Loans by Agent. NBC and its successors and assigns, in its capacity as a Lender hereunder, shall have the same rights and powers hereunder as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent. NBC and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with any of the Borrowers as if it were not acting as Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the Lenders.

         14.5 Credit Decisions. Each Lender acknowledges that it has, independently of Agent and each other Lender and based on the financial statements of the Borrowers and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend credit hereunder from time to time. Each Lender also acknowledges that it will, independently of Agent and each other Lender and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any document executed pursuant hereto.

         14.6     INTENTIONALLY OMITTED.

         14.7 Authority of Agent to Enforce Notes and this Agreement. Each Lender, subject to the terms and conditions of this Agreement, authorizes the Agent with full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of the Notes and to file such proofs of debt or other documents as may be necessary to have the claims of the Lenders allowed in any proceeding relative to any of the Borrowers or its creditors or affecting its properties, and to take such other actions which Agent reasonably considers to be necessary or desirable for the protection, collection and enforcement of the Notes, this Agreement or the Loan Documents.

         14.8 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by Borrowers, but without limiting any obligation of Borrowers to make such reimbursement), ratably according to their respective Percentages, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, any of the Loan Documents or the transactions contemplated hereby or any action taken or omitted by the Agent under this Agreement or any of the Loan Documents, provided, however, that no Lender shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the Loan Documents, to the extent that the Agent is not reimbursed for such expenses by Borrowers, but without limiting the obligation of Borrowers to make such reimbursement. Each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any amounts owing to the Agent by the Lenders pursuant to this Section. If the indemnity furnished to the Agent under this Section shall, in the reasonable judgment of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity from the Lenders and cease, or not commence, to take any action until such additional indemnity if furnished.

         14.9 Knowledge of Default. It is expressly understood and agreed that the Agent shall be entitled to assume that no Event of Default has occurred and is continuing, unless the officers of the Agent immediately responsible for matters concerning this Agreement shall have been notified in a writing specifying such Event of Default and stating that such notice is a "notice of default" by a Lender or by one or more of the Borrowers. Upon receiving such a notice, the Agent shall promptly notify each Lender of such Event of Default.

         14.10 Agent's Authorization; Action by Lenders. Except as otherwise expressly provided herein, whenever the Agent is authorized and empowered hereunder on behalf of the Lenders to give any approval or consent, or to make any request, or to take any other action on behalf of the Lenders (including without limitation the exercise of any right or remedy hereunder or under the other Loan Documents), the Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Lenders. Action that may be taken by the Majority Lenders (as provided for hereunder) may be taken (i) pursuant to a vote at a meeting (which may be held by telephone conference call) as to which all of the Lenders have been given reasonable advance notice, or (ii) pursuant to the written consent of the requisite Percentages of the Lenders as required hereunder, provided that all of the Lenders are given reasonable advance notice of the requests for such consent.

         14.11 Enforcement Actions by the Agent. Except as otherwise expressly provided under this Agreement or in any of the other Loan Documents and subject to the terms hereof, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Majority Lenders (as provided for hereunder) shall direct, provided, however, that the Agent shall not be required to act or omit to act (except for any action it is required to take pursuant to Article 13) if, in the judgment of the Agent, such action or omission may expose the Agent to personal liability or is contrary to this Agreement, any of the Loan Documents or applicable law. Except as expressly provided above or elsewhere in this Agreement or the other Loan Documents, no Lender (other than the Agent, acting in its capacity as agent) shall be entitled to take any enforcement action of any kind under any of the Loan Documents.

                                   ARTICLE 15.
               SUCCESSORS AND ASSIGNS: PARTICIPATIONS; ASSIGNMENTS

         15.1     Successors and Assigns; Participations; Assignments.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of each of the Borrowers, the Agent and the Lenders, and their respective successors and assigns.

                  (b) The foregoing shall not authorize any assignment by any of the Borrowers of its rights or duties hereunder, and no such assignment shall be made (or be effective) without the prior written approval of the Majority Lenders.

                  (c) Each of the Lenders may at any time and from time to time, subject to the terms and conditions hereof, grant participations (but not assignments, except as expressly permitted hereunder) in such Lender's rights and obligations hereunder and under the other Loan Documents to any commercial bank, savings and loan association, insurance company, pension fund, mutual fund, commercial finance company or other similar financial institution, the identity of which institution is approved by Borrowers and Agent, such approval not to be unreasonably withheld or delayed; provided, however, that (i) the approval of Borrowers shall not be required upon the occurrence and during the continuance of an unmatured default or Event of Default and (ii) the approval of Borrowers and Agent shall not be required for the grant of a participation by a Lender to its affiliate or to any other Lender, or to any Federal Reserve Bank; and provided further that the aggregate participation interests sold by a Lender (other than pursuant to subparagraph (ii) of this Subsection 15.1(c)) do not exceed forty-nine percent (49%) of its original interest under this Agreement and the other Loan Documents. Each of the Borrowers authorizes each Lender to disclose to any prospective participant, once approved by Borrowers and the Agent, any and all financial information in such Lender's possession concerning the Borrowers which has been delivered to such Lender pursuant to this Agreement; provided that each such prospective participant shall execute a confidentiality agreement in form acceptable to the Borrowers and the Agent. A Lender shall not be permitted to assign or otherwise transfer (except by participation according to the terms hereof) its rights and obligations hereunder, except to the affiliate of an assigning Lender, or to any Federal Reserve Bank.

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

                  (d) Each Lender agrees that any participation agreement permitted hereunder shall comply with all applicable laws and shall be subject to the following restrictions (which shall be set forth in the applicable participation agreement):

                           (i) such Lender shall remain the holder of its Notes hereunder, notwithstanding any such participation;

                           (ii)  except as expressly set forth in this
         Subsection 15.1(d) with respect to rights of setoff and the benefits of
         Article 8 hereof, a participant shall have no direct rights or remedies hereunder;

                           (iii) a participant shall not reassign or transfer, or grant any sub-participations in its participation interest hereunder or any part thereof; and

                           (iv) such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrowers relating to the Notes and Loan Documents, or cause Agent to do so (subject to the terms and conditions hereof), and the right to approve any amendment, modification or waiver of any provision of this Agreement without the consent of the participant, except for those matters covered by Section
         17.5 hereof (provided that a participant may exercise approval rights over such matters only on an indirect basis, acting through such Lender, and Borrowers, Agent and the other Lenders may continue to deal directly with such Lender in connection with such Lender's rights and duties hereunder), and shall otherwise be in form satisfactory to Agent.

Each of the Borrowers agrees that each participant shall be deemed to have the right of setoff in respect of its participation interest in amounts owing under this Agreement and the Loan Documents to the same extent as if the Indebtedness were owing directly to it as a Lender under this Agreement, shall be subject to the pro-rata recovery provisions of this Agreement, and that each participant shall be entitled to the benefits of Article 8 hereof. The amount, terms and conditions of any participation shall be as set forth in the participation agreement between the issuing Lender and the Person purchasing such participation, and none of the Borrowers, the Agent and the other Lenders shall have any responsibility or obligation with respect thereto, or to any Person to whom any such participation may be issued. No such participation shall relieve any issuing Lender of any of its obligations under this Agreement or any of the other Loan Documents, and all actions hereunder shall be conducted as if no such participation had been granted.

                  (e) At any time after the Closing Date each Lender may, with the prior consent of the Agent, assign all or a portion of its rights and obligations under the Loan Documents by executing (together with the assignee Lender and the Agent) an Assignment and Acceptance and such other documents as shall be reasonably required by Agent or its counsel in connection with such assignment. Upon such execution, from and after the effective date specified in such Assignment and Acceptance, the assignee thereunder shall become a party to this Agreement and have the rights and obligations of a Lender hereunder, and the assigning

Lender thereunder shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee Lender confirm to and agree with each other and the other parties to this Agreement that:

                           (i) The assignment made under such Assignment and Acceptance is made without recourse;

                           (ii) Such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers, or the performance or observance by any of the Borrowers of any of their obligations under any of the Loan Documents;

                           (iii) Such assignee Lender confirms it has received a copy of this Agreement, together with such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                           (iv) Such assignee Lender will, independently and without reliance upon the Agent, the assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under any of the Loan Documents;

                           (v)) Such assignee Lender appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto; and

                           (vi) Such assignee Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and a holder of the Notes.

                           (vii) If less than all of the assigning Lender's Commitment is to be assigned, the Commitment so assigned shall not be less than Five Million and 00/100 Dollars ($5,000,000.00).

                           (viii) The assigning Lender shall pay to the Agent an assignment fee of Three Thousand Five Hundred and 00/100 Dollars ($3,500.00) upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an affiliate thereof.

                           (ix) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it, and a register for the recordation of the names and addresses of the Lenders and the amount of the extensions of credit with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or Lenders at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and a permitted assignee Lender, together with any Note or Notes subject to such assignment and the written consent to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit "D":

                           (i)   accept such Assignment and Acceptance;

                           (ii) record the information contained therein in the Register;

                           (iii) give prompt notice thereof to the Lenders and the Borrower; and

                           (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.

         Within five (5) Business Days after receipt of notice, the Borrowers shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, an Additional Note or Additional Notes to the order of such Eligible Assignee, in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance, and an Additional Note or Additional Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such Additional Note or Additional Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit "C".

         15.2 Rights under Agreement, Notes and Loan Documents. Nothing in this Agreement, the Loan Documents or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement, the Notes or the other Loan Documents.

                                   ARTICLE 16.
                       FLORIDA, DELAWARE, TEXAS, MICHIGAN,
                 WASHINGTON, MINNESOTA, PENNSYLVANIA, TENNESSEE,
                  ILLINOIS, INDIANA, ONTARIO, BRITISH COLUMBIA,
                     ALBERTA, NOVA SCOTIA AND CANADIAN TAXES

         Borrowers hereby agree to and do hereby jointly and severally indemnify and hold harmless Lenders of and from any and all liability in connection with payment of any and all intangible, documentary stamp, transfer, recording and other taxes due and owing to the State of Florida, the State of Delaware, the State of Texas, the State of Michigan, the State of Washington, the State of Minnesota, the State of Pennsylvania, the State of Tennessee, the State of Illinois, the State of Indiana, the Province of Ontario, the Province of British Columbia, the Province of Alberta, Nova Scotia, all other Canadian provinces and all other applicable jurisdictions in connection with the execution, delivery and/or enforcement of this Agreement, the Notes, the Security Agreements, the Mortgage Documents and all associated Loan Documents, together with all penalties and interest associated therewith, if any. Accordingly, Borrowers do hereby authorize Agent to reimburse itself for any such taxes that Agent pays upon behalf of Borrowers from the proceeds under the Notes, in the event Agent, at any time, in its sole discretion, deems it necessary to pay such taxes, together with any penalties and interest associated therewith. This indemnification shall survive repayment of the Loans.

                                   Article 17.
                                  MISCELLANEOUS

         17.1 Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts, and Lenders shall, at all times, be free independently to establish to their satisfaction and in their absolute discretion such existence or non-existence.

         17.2 No part of any Loans will be, at any time, subject or liable to attachment or levy at the suit of any creditor of Borrowers or of any other interested party, or at the suit of any contractor, subcontractor, sub-subcontractors or materialmen, or any of their creditors.

         17.3 If performance of any provision hereof or any transaction related hereto is limited by law, then the obligation to be performed shall be reduced accordingly, and if any clause or provision herein contained operates or would operate to invalidate this Agreement in part, then the invalid part of said clause or provisions only shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

         17.4 If the Agent or the Lenders shall waive any provisions of the Loan Documents, or shall fail to enforce any of the conditions or provisions of this Agreement, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and the Agent and the Lenders shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Agreement shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

         17.5 This Agreement and the documents expressly referred to herein embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof. No modification, amendment or waiver of any provision of this Agreement or the Notes, nor any consent to any departure by the Borrowers therefrom, in any event shall be effective unless the same shall be in writing and signed by each of the Borrowers and by the Majority Lenders (or by the Agent on their behalf), and then the waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no such modification, amendment or waiver shall, without the consent of each Lender affected thereby:

                                    (i)    extend the maturity of the Loans or
         any of the Notes or reduce or forgive the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;

                                    (ii)   reduce the percentages specified in
         the definition of the Majority Lenders;

                                    (iii)  increase the amount of the Commitment
         of any Lender hereunder, or permit any of the Borrowers to assign its rights under this Agreement;

                                    (iv)   release all or any portion of the
         Real Property or the Collateral or any interest herein; or

                                    (v)    amend the definition of Borrowing
         Base in such a manner that increases availability under the Borrowing Base;

                                    (vi)   amend any financial covenant in such
         a manner which makes the financial covenant less restrictive;

                                    (vii)  subordinate the Loans or any
         collateral securing the Loans in favor of any other loan(s) to the Borrowers or any collateral securing said other loan(s) to the Borrowers;

                                    (viii) amend this Section 17.5.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. No notice to or demand of the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstances.

         17.6 The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         17.7 The obligations and liabilities of the Borrowers under this Agreement, the Notes and the other Loan Documents are the joint and several obligations of the Borrowers.

         17.8 Anything in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers in violation of any limitation or prohibition provided by any applicable statute or regulation.

         17.9 All notices given hereunder shall be in writing and addressed as follows:


           (a)        Agent:         NATIONAL BANK OF CANADA
                                     5100 Town Center Circle
                                     Suite 430
                                     Boca Raton, Florida 33486
                                     Attention: Michael S. Bloomenfeld

           with copy to:             GARY S. SINGER, ESQ.
                                     Mombach, Boyle & Hardin, P.A.
                                     500 East Broward Boulevard
                                     Suite 1950
                                     Fort Lauderdale, Florida 33394

           (b)        Borrowers:     RAILAMERICA, INC.
                                     KALYN/SIEBERT I, INCORPORATED
                                     RAILAMERICA INTERMODAL SERVICES, INC.
                                     RAILAMERICA CARRIERS INC.
                                     STEEL CITY CARRIERS INC.
                                     SAGINAW VALLEY RAILWAY COMPANY, INC.
                                     HURON AND EASTERN RAILWAY COMPANY, INC.
                                     WEST TEXAS AND LUBBOCK RAILROAD COMPANY
                                     PLAINVIEW TERMINAL COMPANY
                                     CASCADE AND COLUMBIA RIVER RAILROAD COMPANY
                                     OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                                     MINNESOTA NORTHERN RAILROAD, INC.
                                     DELAWARE VALLEY RAILWAY COMPANY
                                     ST. CROIX VALLEY RAILROAD COMPANY
                                     E& N RAILWAY COMPANY (1998) LTD.
                                     3025619 NOVA SCOTIA LIMITED
                                     FLORIDA RAIL LINES, INC.
                                     SOUTH CENTRAL TENNESSEE RAILROAD
                                        CORPORATION

                                            KALYN/SIEBERT, L.P.
                                            RL ACQUISITION CORP.
                                            5300 Broken Sound Boulevard, N.W.
                                            2nd Floor
                                            Boca Raton, Florida 33487
                                            Attn: Gary Marino

                  With a copy to:           SCOTT G. WILLIAMS, ESQUIRE
                                            SHUTTS & BOWEN
                                            One Clearlake Centre
                                            Suite 500
                                            250 Australian Avenue South
                                            West Palm Beach, Florida 33402-3555

                  (c) Lenders:              At the addresses set forth
                                            on the signature pages hereof and on
                                            the signature pages of each
                                            Assignment and Acceptance.

         17.10 This Agreement, the Loan Documents and all other documents relating hereto or thereto may be reproduced by the Agent or the Lenders, and, the Agent and the Lenders may destroy any original documents so reproduced. The Borrowers agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any jurisdiction or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Lenders in the regular course of business) and that any enlargement, facsimile, or further reproduction of said document shall likewise be admissible in evidence.

         17.11 In no event, shall the Agent's or the Lenders' rights hereunder or under any of the Loan Documents, grant the Agent or the Lenders the right to or be deemed to indicate that the Agent or the Lenders are in control of the business, management or properties of the Borrowers, or have power over the daily management functions and operating decisions made by the Borrowers. The Agent and the Lenders are lenders only and shall not be considered shareholders, joint venturers or partners of any Borrower.

         17.12 The headings preceding the text of the sections of this Agreement are used solely for convenience of reference and shall not affect the meaning, construction, or effect of this Agreement.

         17.13 Borrowers shall not assign this Agreement without the prior written consent of the Majority Lenders, and any assignment in violation hereof shall be of no force and effect and shall constitute an Event of Default herein. Subject to the previous sentence, this Agreement shall extend to and bind the parties hereto, and their respective successors and assigns.

         17.14 Except as otherwise noted herein, all covenants, agreements, representations and warranties made herein and in the Loan Documents shall survive the respective dates of effectiveness thereof and shall continue in full force and effect so long as the Loan Documents, or any of them, remain in effect or any of the obligations evidenced thereby are outstanding and unpaid.

         17.15 In the event of any conflict, inconsistency or ambiguity between the provisions of this Agreement and the provisions of the Notes, the Mortgage Documents, the Collateral Assignments, the Security Agreements or any of the other Loan Documents, the provisions of this Agreement shall control and prevail.

         17.16 This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         17.17 Any term used herein shall be equally applicable to both the singular and plural forms.

         17.18 Borrowers will pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation of the Loan Documents (whether or not the transactions contemplated hereby shall be consummated), the making of the Loans, the enforcement and protection in any legal or equitable proceeding of the rights of the Agent and the Lenders in connection with the Loan Documents, and in connection with any action or claim under the Loan Documents including the Notes, or in any way related thereto, including, without limitation, the reasonable fees and disbursements of counsel of the Agent and the Lenders.

         17.19 Each of the Borrowers hereby waives any right to require a proceeding first against any other Borrower or other party providing collateral, or to exhaust any security for the performance of the Indebtedness. Each of the Borrowers further covenants that no security now or subsequently held by the Agent or the Lenders for the payment of the Indebtedness evidenced by the Notes made by Borrowers under the Agreement, or for the payment of any other Indebtedness of Borrowers to the Agent or the Lenders under this Agreement or the other Loan Documents, whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of Agent or the Lenders in respect of such security (excluding fraud, gross negligence or willful misconduct), shall affect in any manner whatsoever the unconditional obligation of each of the Borrowers under this Agreement and the Notes, and Agent and the Lenders may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligation of each of the Borrowers under this Agreement and the Notes.

         Without limiting the generality of the foregoing, such obligations, and the rights of the Agent to enforce the same on behalf of the Lenders, by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting any of the Borrowers or others, or (ii) any change in the ownership of any of the capital stock of any of the Borrowers or any other party providing collateral for any of the Indebtedness, or any of their respective Affiliates.

         Each of the Borrowers hereby waives to the fullest extent possible under applicable law:

                  (a) any defense based upon the doctrine of marshalling of assets or upon an election of remedies by Agent or the Lenders, including, without limitation, an election to proceed by nonjudicial rather than judicial foreclosure;

                  (b) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (c) any duty on the part of Agent or any of the Lenders to disclose to any of the Borrowers any fact Agent or the Lenders may now or hereafter know about any of the other Borrowers regardless of whether Agent or any Lender has reason to believe that any such facts materially increase the risk beyond that which each of the Borrowers intends to assume or has reason to believe that such facts are unknown to any of the Borrowers or has a reasonable opportunity to communicate such facts to each of the Borrowers, since each of the Borrowers acknowledges that it is fully responsible for being and keeping informed of the financial condition of each of the other Borrowers and of all circumstances bearing on the risk of non-payment of any Indebtedness;

                  (d) any claim for reimbursement, contribution, exoneration, indemnity or subrogation, or any other similar claim, which any such Borrower may have or obtain against any other Borrower, or by reason of the payment by any of the Borrowers of any Indebtedness or the performance of this Agreement, the Notes or any other Loan Document; and

                  (e) any other event or action (excluding any of the Borrowers' compliance with the provisions hereof) that would result in the discharge by operation of law or otherwise of any of the Borrowers from the performance or observance of any obligation, covenant or agreement contained in this Agreement, the Notes or any other Loan Documents.

         17.20 Each of the Borrowers shall indemnify and hold harmless the Agent and each Lender, and their respective directors, officers, employees and agents against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to, directly or indirectly, this Agreement, the Notes, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loans hereunder; provided, however, that in no event shall the Agent or a Lender have the right to be indemnified hereunder for its own gross negligence or willful misconduct nor shall the Agent or any Lender be indemnified against any liabilities which arise as a result of any claims made or actions, suits or proceedings commenced or maintained against Agent or any Lender (including the Agent in its capacity as such) (i) by Agent's or that Lender's shareholders or any governmental regulatory body or authority asserting that Agent or such Lender or any of its directors, officers, employees or agents violated any banking or securities law or regulation or any duty to its own shareholders, customers (excluding the Borrowers) or creditors in any manner whatsoever in entering into or performing any of its obligations contemplated by this Agreement or (ii) by Agent or any other Lender. The obligations of the Borrowers under this Section 17.20 shall survive the termination of this Agreement.

         17.21 This Agreement shall be governed by and construed in accordance with the internal statutes and laws of the State of New York (other than with respect to conflicts of laws), but giving effect to federal laws applicable to national banks to the extent applicable, except as required by mandatory provisions of laws and except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Real Property or other Collateral are governed by the laws of a jurisdiction other than the State of New York.

         17.22 The Agent shall deliver, or cause to be delivered, to the Lenders, within two (2) Business Days after the Agent's receipt thereof, copies of all documents and other items to be delivered by the Borrowers to the Agent under the terms of this Agreement.

         17.23 THE BORROWERS HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK, AND AGREE THAT ALL SUMMONS AND OTHER COURT PROCESS ISSUED BY SAID COURTS MAY BE SERVED UPON THE BORROWERS, WITHIN OR OUTSIDE OF SAID COURTS' TERRITORIAL JURISDICTION, BY MAILING THE SAME, BY REGISTERED OR CERTIFIED MAIL, OR BY PERSONAL SERVICE, TO THE BORROWERS AT THEIR ADDRESS SPECIFIED HEREIN.

         IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT NO SUIT OR ACTION SHALL BE COMMENCED BY ANY BORROWER, OR BY ANY SUCCESSOR, PERSONAL REPRESENTATIVE OR ASSIGN OF ANY BORROWER, WITH RESPECT TO THE LOANS, THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS, OTHER THAN IN A STATE COURT OF COMPETENT JURISDICTION IN AND FOR NEW YORK COUNTY, NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT IN THE UNITED STATES IN WHICH THE PRINCIPAL PLACE OF BUSINESS OF THE AGENT IN THE STATE OF NEW YORK IS SITUATED, AND NOT ELSEWHERE. NOTHING CONTAINED IN THIS PARAGRAPH SHALL PROHIBIT THE AGENT OR THE LENDERS FROM INSTITUTING SUIT IN ANY COURT OF COMPETENT JURISDICTION FOR THE ENFORCEMENT OF THEIR RIGHTS HEREUNDER, IN THE NOTES, IN THE MORTGAGE DOCUMENTS, IN THE SECURITY AGREEMENTS, IN THE COLLATERAL ASSIGNMENTS OR IN ANY OTHER LOAN DOCUMENT.

         17.24 Waiver and Release. AS A MATERIAL INDUCEMENT FOR THE LENDERS TO EFFECTUATE THE LOANS AND THE LENDERS AND THE AGENT TO EXECUTE THIS AGREEMENT, THE BORROWERS DO HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE

AGENT AND THE LENDERS, THEIR OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND THEIR AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH THE BORROWERS EVER HAD, NOW HAVE, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF THE BORROWERS HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE AGENT OR ANY OF THE LENDERS, THEIR OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND THEIR AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGH THE DATE HEREOF. THE BORROWERS FURTHER EXPRESSLY COVENANT WITH AND WARRANT UNTO THE AGENT AND THE LENDERS AND THEIR AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSET AGAINST THE AGENT OR THE LENDERS OR THE OBLIGATION OF THE BORROWERS TO PAY THE AGENT AND THE LENDERS ALL AMOUNTS OWING UNDER THE NOTES, THIS LOAN AGREEMENT, AND ALL ASSOCIATED LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE.

         17.25 NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, CARRIERS, STEEL CITY AND RL SHALL EACH BE LIABLE UNDER THIS AMENDED AND RESTATED LOAN AGREEMENT, THE NOTES AND THE INDEBTEDNESS ONLY TO THE EXTENT PERMITTED BY THE LAWS OF THE JURISDICTION OF INCORPORATION OR ORGANIZATION OF CARRIERS, STEEL CITY AND RL, AS APPLICABLE. ADDITIONALLY, IN CONNECTION WITH ANY ADDITIONAL BORROWERS WHICH ARE CANADIAN BORROWERS AND WHICH ARE, PURSUANT TO THE LAWS OF THE JURISDICTION OF THEIR INCORPORATION OR ORGANIZATION SUBJECT TO FINANCIAL ASSISTANCE PROHIBITIONS (COLLECTIVELY THE "FUTURE CANADIAN BORROWERS"), THEN SUCH FUTURE CANADIAN BORROWERS SHALL EACH BE LIABLE UNDER THIS AMENDED AND RESTATED LOAN AGREEMENT THE NOTES AND THE INDEBTEDNESS ONLY TO THE EXTENT PERMITTED BY THE LAWS OF THE JURISDICTION OF INCORPORATION OR ORGANIZATION OF EACH FUTURE CANADIAN BORROWER, AS APPLICABLE. ALL OTHER BORROWERS HEREBY ACKNOWLEDGE THIS LIMITATION OF LIABILITY OF CARRIERS, STEEL CITY, RL AND THE FUTURE CANADIAN BORROWERS, AND BORROWERS DO HEREBY AGREE THAT EXCEPTING FOR THE LIMITATION OF LIABILITY OF CARRIERS, STEEL CITY, RL AND THE FUTURE CANADIAN BORROWERS SET FORTH ABOVE, THAT BORROWERS ARE JOINTLY AND SEVERALLY LIABLE FOR ALL DEBTS, DUTIES, LIABILITIES AND OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AMENDED AND RESTATED LOAN AGREEMENT, THE NOTES, THE LOAN DOCUMENTS AND THE INDEBTEDNESS.

         17.26 Amended and Restated Agreement. THIS AGREEMENT AMENDS AND RESTATES THE ORIGINAL LOAN AGREEMENT SUCH THAT THE SECURITY INTERESTS, RIGHTS, DUTIES AND OBLIGATIONS OF THE BORROWERS, THE AGENT AND THE LENDERS CREATED BY THE ORIGINAL LOAN AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS MODIFIED BY AND AS PROVIDED IN THIS AMENDED AND RESTATED LOAN AGREEMENT.

         WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWERS HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION HEREWITH, UNDER ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. THE BORROWERS ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE AGENT AND THE LENDERS IN ACCEPTING THIS AGREEMENT, AND, THAT THE AGENT AND THE LENDERS WOULD NOT HAVE ACCEPTED THIS AGREEMENT WITHOUT THIS JURY TRIAL WAIVER, AND, THAT THE BORROWERS HAVE BEEN REPRESENTED BY AN ATTORNEY OR HAVE HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND, UNDERSTAND THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.



                        [Signatures on following pages].

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Signed, sealed and delivered in
the presence of:                             BORROWERS:

                                             RAILAMERICA, INC., a Delaware
                                             corporation
/s/ Signature Illegible
---------------------------
                                             By: /s/ Donald D. Redfearn
---------------------------                     -------------------------------
                                                  DONALD D. REDFEARN,
                                                  Executive Vice President

                                                      (Corporate Seal)

                                             KALYN/SIEBERT I, INCORPORATED, a
                                             Texas corporation
/s/ Signature Illegible
---------------------------
                                             By: /s/ Donald D. Redfearn
---------------------------                     -------------------------------
                                                  DONALD D. REDFEARN,
                                                  Executive Vice President

                                                       (Corporate Seal)

                                             RAILAMERICA INTERMODAL SERVICES,
                                             INC., a Delaware corporation

---------------------------
/s/ Signature Illegible
                                             By: /s/ Donald D. Redfearn
---------------------------                     -------------------------------
                                                  DONALD D. REDFEARN,
                                                  Executive Vice President

                                                       (Corporate Seal)

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -1- OF 14

                                        RAILAMERICA CARRIERS INC.,
                                        a corporation organized under the laws
                                        of the Province of Ontario

/s/ Signature Illegible
---------------------------
                                        By: /s/ Donald D. Redfearn
---------------------------                -------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                  (Corporate Seal)

                                        STEEL CITY CARRIERS INC., a
                                        corporation organized under the
                                        laws of the Province of Ontario

/s/ Signature Illegible
---------------------------
                                        By: /s/ Donald D. Redfearn
---------------------------               -------------------------------
                                             DONALD D. REDFEARN,
                                             Executive Vice President

                                                  (Corporate Seal)

                                        SAGINAW VALLEY RAILWAY
                                        COMPANY, INC., a Delaware corporation

/s/ Signature Illegible
---------------------------
                                        By: /s/ Donald D. Redfearn
---------------------------               -------------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                   (Corporate Seal)

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -2- OF 14

                                         HURON AND EASTERN RAILWAY
                                         COMPANY, INC., a Michigan
                                         corporation
/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                 -----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                   (Corporate Seal)

                                         WEST TEXAS AND LUBBOCK
                                         RAILROAD COMPANY, INC., a Texas
                                         corporation

/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                 -----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                   (Corporate Seal)

                                         PLAINVIEW TERMINAL COMPANY, a
                                         Texas corporation

/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                 -----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                   (Corporate Seal)

                                         CASCADE AND COLUMBIA RIVER
                                         RAILROAD COMPANY, a Delaware
                                         corporation
/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                 -----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                    (Corporate Seal)

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -3- OF 14

                                         OTTER TAIL VALLEY RAILROAD
                                         COMPANY, INC., a Minnesota corporation

/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                  ----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                    (Corporate Seal)

                                         MINNESOTA NORTHERN RAILROAD,
                                         INC., a Delaware corporation
/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                  ----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                    (Corporate Seal)

                                         DELAWARE VALLEY RAILWAY
                                         COMPANY, INC., a Delaware corporation
/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                 ----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                   (Corporate Seal)

                                         ST. CROIX VALLEY RAILROAD
                                         COMPANY, a Delaware corporation

/s/ Signature Illegible
---------------------------
                                         By: /s/ Donald D. Redfearn
---------------------------                 ----------------------------------
                                              DONALD D. REDFEARN,
                                              Executive Vice President

                                                   (Corporate Seal)

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -4- OF 14

                                           E & N RAILWAY COMPANY (1988) LTD., a
                                           corporation incorporated under the
                                           laws of British Columbia
/s/ Signature Illegible
---------------------------
                                          By: /s/ Donald D. Redfearn
---------------------------                  ----------------------------------
                                               DONALD D. REDFEARN,
                                               Executive Vice President

                                                    (Corporate Seal)

                                          3025619 NOVA SCOTIA LIMITED
/s/ Signature Illegible
---------------------------
                                          By: /s/ Donald D. Redfearn
---------------------------                  ----------------------------------
                                               DONALD D. REDFEARN,
                                               Executive Vice President

                                                    (Corporate Seal)

                                          FLORIDA RAIL LINES, INC., a Delaware
                                          corporation
/s/ Signature Illegible
---------------------------
                                          By: /s/ Donald D. Redfearn
---------------------------                  ----------------------------------
                                               DONALD D. REDFEARN,
                                               Executive Vice President

                                                    (Corporate Seal)

                                          SOUTH CENTRAL TENNESSEE
                                          RAILROAD CORPORATION, a Delaware
                                          corporation

/s/ Signature Illegible
---------------------------
                                          By: /s/ Donald D. Redfearn
---------------------------                  ----------------------------------
                                                 DONALD D. REDFEARN,
                                                 Executive Vice President

                                                    (Corporate Seal)

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -5- OF 14

                                            KALYN/SIEBERT, L.P., a Texas limited
                                            partnership

                                            By:  KALYN/SIEBERT I, INCORPORATED,
                                                 a Texas corporation, its
                                                 General Partner
/s/ Signature Illegible
---------------------------
                                            By: /s/ Donald D. Redfearn
---------------------------                    --------------------------------
                                                 DONALD D. REDFEARN,
                                                 Executive Vice President

                                                    (Corporate Seal)

                                            RL ACQUISITION CORP., a corporation
                                            organized under the Business
                                            Corporations Act (Alberta)


/s/ Signature Illegible
---------------------------
                                            By: /s/ Donald D. Redfearn
---------------------------                    --------------------------------
                                                 DONALD D. REDFEARN,
                                                 Executive Vice President

                                                    (Corporate Seal)

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -6- OF 14

STATE OF GEORGIA           )
COUNTY OF COBB             )

         The foregoing instrument was acknowledged before me this 22nd day of July, 1999, by DONALD D. REDFEARN, as the Executive Vice President of RAILAMERICA, INC., a Delaware corporation, RAILAMERICA INTERMODAL SERVICES, INC., a Delaware corporation, SAGINAW VALLEY RAILWAY COMPANY, INC., a Delaware corporation, HURON AND EASTERN RAILWAY COMPANY, INC., a Michigan corporation, WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC., a Texas corporation, PLAINVIEW TERMINAL COMPANY, a Texas corporation, CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, a Delaware corporation, OTTER TAIL VALLEY RAILROAD COMPANY, INC., a Minnesota corporation, MINNESOTA NORTHERN RAILROAD, INC.,a Delaware corporation, DELAWARE VALLEY RAILWAY COMPANY, INC., a Delaware corporation, KALYN/SIEBERT I, INCORPORATED, a Texas corporation, RAILAMERICA CARRIERS INC., a corporation organized under the laws of the Province of Ontario, STEEL CITY CARRIERS INC., a corporation organized under the laws of the Province of Ontario, ST. CROIX VALLEY RAILROAD COMPANY, a Delaware corporation, E & N RAILWAY COMPANY (1988) LTD., a corporation incorporated under the laws of British Columbia, 3025619 NOVA SCOTIA LIMITED, FLORIDA RAIL LINES, INC., a Delaware corporation SOUTH CENTRAL TENNESSEE RAILROAD CORPORATION, a Delaware corporation, KALYN/SIEBERT I, INCORPORATED, a Texas corporation, general partner of KALYN/SIEBERT, L.P., a Texas limited partnership, and RL ACQUISITION CORP., a corporation organized under the Business Corporation Act (Alberta), who is personally known to me or has produced his Florida driver's license as identification.


                                  /s/ Claudette T. Ferguson
                                  ---------------------------------------------
                                  Notary Public - State and County Aforesaid
                                  Print Name: Claudette T. Ferguson
                                             ----------------------------------
                                  My Commission Expires: stamp
                                                        -----------------------
                                  Commission Number: stamp
                                                    ---------------------------

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -7- OF 14

                                              AGENT AND LENDER:

                                              NATIONAL BANK OF CANADA, a
                                              Canadian Chartered Bank

/s/ Signature Illegible

                                              By: /s/ Michael S. Bloomenfeld
-----------------------------                     -----------------------------
                                                       Michael S. Bloomenfeld,
                                                       Vice President



STATE OF GEORGIA           )
COUNTY OF COBB             )

         The foregoing instrument was acknowledged before me this 22nd day of July, 1999, by Michael Bloomenfeld, as Vice President of and on behalf of NATIONAL BANK OF CANADA, a Canadian Chartered Bank, who is personally known to me or has produced his Florida driver's license as identification.


                                  /s/ Claudette T. Ferguson
                                  ---------------------------------------------
                                  Notary Public - State and County Aforesaid
                                  Print Name: Claudette T. Ferguson
                                             ----------------------------------
                                  My Commission Expires: stamp
                                                        -----------------------
                                  Commission Number: stamp
                                                    ---------------------------


                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -8- OF 14

                                       COMERICA BANK, a Michigan Banking
                                       Corporation

/s/ Signature Illegible
---------------------------
                                       By: /s/ Donald Phillips
---------------------------               -------------------------------------
                                       Title: First Vice President
                                              ---------------------------------

                                       Address: Comerica Bank
                                                100 N.E. Third Avenue
                                                Suite 200
                                                Fort Lauderdale, Florida 33301



STATE OF MICHIGAN    )
COUNTY OF WAYNE      )

         The foregoing instrument was acknowledged before me this 21st day of July, 1999, by Donald Phillips, as First Vice President of COMERICA BANK, a Michigan Banking Corporation, who is personally known to me or has produced his/her _________________ driver's license as identification.


                            /s/ Kathleen M. Flynn
                            ---------------------------------------------------
                            Notary Public - State and County Aforesaid
                            Print Name: Kathleen M. Flynn
                                       -----------------------------------------
                            My Commission Expires:  6/18/00
                                                  -----------------------------


                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -9- OF 14

                                        SOUTHTRUST BANK, NATIONAL
                                        ASSOCIATION, a national banking
                                        association
/s/ Signature Illegible

                                        By: /s/ Daniel Gorman Jr.
---------------------------                ------------------------------------
                                        Title: Vice President
                                               --------------------------------

                                        Address: SouthTrust Bank, National
                                                 Association
                                                 One East Broward Boulevard
                                                 Third Floor
                                                 Fort Lauderdale, Florida 33301


STATE OF ALABAMA           )

COUNTY OF JEFFERSON        )

         The foregoing instrument was acknowledged before me this 21 day of July, 1999, by Daniel Gorman Jr., as Vice President of SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, who is personally known to me or has produced his/her n/a driver's license as identification.


                                     /s/ Carrie L. Eddings
                                     ------------------------------------------
                                     Notary Public - State and County Aforesaid
                                     Print Name: Carrie L. Eddings
                                                -------------------------------
                                     My Commission Expires: September 30, 2002
                                                           --------------------

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -10- OF 14

                                       BANKATLANTIC, a Federal Savings Bank

/s/ Signature Illegible
---------------------------
                                       By: /s/ Ana C. Bolduc
---------------------------               -------------------------------------
                                       Title:  SVP
                                             ----------------------------------
                                       Address: BankAtlantic
                                                100 N. Biscayne Boulevard
                                                Second Floor
                                                Miami, Florida 33132

STATE OF GEORGIA           )
COUNTY OF COBB             )


         The foregoing instrument was acknowledged before me this 22nd day of July, 1999, by Ana C. Bolduc, as Sr. V.P. of BANKATLANTIC, a Federal Savings Bank, who is personally known to me or has produced her Florida driver's license as identification.


                                  /s/ Claudette T. Ferguson
                                  ---------------------------------------------
                                  Notary Public - State and County Aforesaid
                                  Print Name: Claudette T. Ferguson
                                             ----------------------------------
                                  My Commission Expires: stamp
                                                        -----------------------


                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -11- OF 14

                                        CITIZENS BUSINESS CREDIT, a division of
                                        Citizens Leasing Corporation

/s/ Signature Illegible
---------------------------
                                        By: /s/ William L. Benning
---------------------------                ------------------------------------
                                        Title: SVP
                                               --------------------------------

                                        Address: Citizens Business Credit
                                                 100 Galleria Parkway
                                                 Suite 1655
                                                 Atlanta, Georgia 30339


STATE OF GEORGIA           )
COUNTY OF COBB             )

         The foregoing instrument was acknowledged before me this 22nd day of July, 1999, by Bill L. Benning, as Sr. V.P. of CITIZENS BUSINESS CREDIT, a division of Citizens Leasing Corporation, who is personally known to me or has produced his/her Georgia driver's license as identification.


                                  /s/ Claudette T. Ferguson
                                  ---------------------------------------------
                                  Notary Public - State and County Aforesaid
                                  Print Name: Claudette T. Ferguson
                                             ----------------------------------
                                  My Commission Expires: stamp
                                                        -----------------------

                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -12- OF 14

                                     CAPITAL BUSINESS CREDIT, a division
                                     of Capital Factors, Inc.

/s/ Signature Illegible
---------------------------
                                     By: /s/ Robert Beard
---------------------------             ---------------------------------------
                                     Title:   SVP
                                              ---------------------------------

                                     Address: Capital Business Credit
                                              2849 Paces Ferry Road
                                              Suite 100
                                              Atlanta, Georgia 30339

STATE OF GEORGIA           )
COUNTY OF COBB             )

         The foregoing instrument was acknowledged before me this 22nd day of July, 1999, by Robert Beard, as Sr. V.P. of CAPITAL BUSINESS CREDIT, a division of Capital Factors, Inc., who is personally known to me or has produced his/her Georgia driver's license as identification.


                                  /s/ Claudette T. Ferguson
                                  ---------------------------------------------
                                  Notary Public - State and County Aforesaid
                                  Print Name: Claudette T. Ferguson
                                             ----------------------------------
                                  My Commission Expires: stamp
                                                        -----------------------



                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -13- OF 14

                                         ING (U.S.) CAPITAL LLC

/s/ Signature Illegible
---------------------------

                                         By: /s/ Bill Redmond
---------------------------                 -----------------------------------
                                         Title: VP
                                            -----------------------------------
                                         Address: ING (U.S.) Capital LLC
                                                  55 East 52nd Street
                                                  New York, New York 10055


STATE OF NEW YORK          )
COUNTY OF NEW YORK         )


         The foregoing instrument was acknowledged before me this 22nd day of July, 1999, by Bill Redmond, as Vice President of ING (U.S.) CAPITAL LLC, who is personally known to me or has produced his _________________ driver's license as identification.


                                     /s/ Miriam R. Mercado
                                     ------------------------------------------
                                     Notary Public - State and County Aforesaid
                                     Print Name: Miriam R. Mercado
                                                -------------------------------
                                     My Commission Expires:  2/16/01
                                                           --------------------


                       AMENDED AND RESTATED LOAN AGREEMENT
                            SIGNATURE PAGE -14- OF 14